SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant                                  [ X ]
Filed by Party other than the Registrant             [   ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                            FIRST INDIANA CORPORATION
                (Name of Registrant as Specified in its Charter)

                            FIRST INDIANA CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ] No Fee Required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)     Title of each class of securities to which transaction applies:
                 ...............................................................
          2)     Aggregate number of securities to which transaction applies:
                 ...............................................................
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 ...............................................................
          4)     Proposed maximum aggregate value of transaction:
                 ...............................................................
          5)     Total fee paid:
                 ...............................................................

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)     Amount Previously Paid:
                 ...............................................................
          2)     Form, Schedule or Registration Statement No.:
                 ...............................................................
          3)     Filing Party:
                 ...............................................................
          4)     Date Filed:
                 ...............................................................

[First Indiana Corporation logo]

                                                                  March 20, 2002



Dear Shareholder:

      The directors and officers of First Indiana Corporation join me in extending to you a cordial invitation to attend the annual meeting of our shareholders. This meeting will be held on Tuesday, April 30, 2002 at 9:00 a.m. EST, in the First Indiana Plaza Conference Center, 135 North Pennsylvania Street, Seventh Floor, Indianapolis, Indiana.

      We believe that First Indiana is strategically positioned for enhanced shareholder value in the years to come. At the annual meeting, we will review our achievements in 2001 and share our plans for additional growth.

      The formal notice of this annual meeting and the proxy statement appear on the following pages. After reading the proxy statement, please mark, sign, and return the enclosed proxy card, or vote your proxy via telephone or the Internet in accordance with the instructions on your proxy card, to ensure that your votes on the business matters of the meeting will be recorded.

      We hope that you will attend this meeting. Whether or not you attend, we urge you to return your proxy promptly in the postpaid envelope provided, or to register your vote via telephone or the Internet. After doing so, you may, of course, vote in person on all matters brought before the meeting.

      We look forward to seeing you on April 30.

                                   Sincerely,


                               /s/ Robert H. McKinney,
                                   Robert H. McKinney,
                                   Chairman

                            FIRST INDIANA CORPORATION
                              INDIANAPOLIS, INDIANA
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


           The annual meeting of the shareholders of First Indiana Corporation (the "Corporation") will be held in the First Indiana Plaza Conference Center, 135 North Pennsylvania Street, Seventh Floor, Indianapolis, Indiana, on April 30, 2002, at 9:00 a.m. EST, to consider and take action on the following matters:

           1.       The election of three (3) directors of the Corporation;

           2.       The approval of the Corporation's 2002 Stock Incentive Plan;

           3. The ratification of the selection of KPMG LLP as the Corporation's independent auditors for 2002; and

           4. The transaction of such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on February 18, 2002 are entitled to notice of and to vote at this meeting and any adjournments thereof.

                                             By order of the Board of Directors,



                                         /s/ David A. Butcher,
                                             David A. Butcher,
                                             Secretary



Indianapolis, Indiana
March 20, 2002

                            FIRST INDIANA CORPORATION


                               First Indiana Plaza
                          135 North Pennsylvania Street
                           Indianapolis, Indiana 46204




                                 PROXY STATEMENT



           This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First Indiana Corporation (the "Corporation" or "we") of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, April 30, 2002, and at any adjournment thereof. The approximate date of mailing this proxy statement is March 20, 2002. The following is important information in a question-and-answer format regarding the Corporation, its wholly owned subsidiary First Indiana Bank (the "Bank"), the Annual Meeting and this Proxy Statement.

Q:  What am I voting on?
           You are voting on (1) the election of three directors (Pedro P. Granadillo, Marni McKinney and Phyllis W. Minott), (2) a proposal to approve the Corporation's 2002 Stock Incentive Plan, and (3) a proposal to ratify the Board of Directors' selection of KPMG LLP ("KPMG") as the Corporation's independent auditors for 2002.

Q:  Who is entitled to vote?
           Shareholders as of the close of business on February 18, 2002 (the "Record Date") are entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of common stock held on the Record Date. As of the Record Date, 12,375,997 shares of the Corporation's common stock were issued and outstanding.

Q:  Can shares I received in the recent five-for-four stock split be voted?
           The Corporation issued a five-for-four stock split on February 27, 2002, to shareholders of record as of February 13, 2002. Because the payment date for the stock split occurred after the Record Date for the Annual Meeting, shares you received in the stock split cannot be voted at the Annual Meeting. For that reason, none of the share ownership and other share information in the Proxy Statement reflects the recent stock split.

Q:  How do I vote?
           Sign and date each proxy card you receive and return it in the prepaid envelope, or vote your proxy via telephone or the Internet in accordance with the instructions on your proxy card. If you return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf FOR the three management nominees, FOR approval of the Corporation's 2002 Stock Incentive Plan and FOR ratification of the Board of Directors' selection of KPMG as the Corporation's independent auditors for 2002. You have the right to revoke your proxy any time before the meeting by (1) notifying the Corporation's Secretary, or (2) returning a later-dated proxy. You also may revoke your proxy by voting in person at the meeting.

Q:  What does it mean if I get more than one proxy card?
           It means you hold shares registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:  Who will count the vote?
           Representatives of National City will tabulate the votes and act as inspectors of the election.

Q:  What constitutes a quorum?
           A majority of the outstanding shares, present in person or represented by proxy, constitutes a quorum for the Annual Meeting.

Q:  How many votes are needed for approval of each item?
           There are different voting requirements for the various proposals. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Consequently, the three nominees receiving the most votes will be elected directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for the three management nominees unless the proxy contains instructions to the contrary. Proxies submitted by brokers that do not indicate a vote for some of the proposals because the holders do not have discretionary voting authority and have not received instructions from the beneficial owners on how to vote on those proposals are called "broker non-votes." Broker non-votes, abstentions and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes.

           The approval of the 2002 Stock Incentive Plan and the ratification of the Corporation's selection of KPMG to serve as independent auditors for 2002 each require an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the annual meeting. For these proposals, an abstention will have the same effect as a vote against the proposal. Broker non-votes will not be voted for or against the proposals and will not be counted as entitled to vote.

           Any other matter to come before the Annual Meeting will be approved if the votes cast at the Annual Meeting (in person or represented by proxy) in favor of such proposal exceed the votes opposing such proposal. An abstention, non-vote, or broker non-vote will not change the number of votes cast for or against any such matter.

Q:  Who can attend the Annual Meeting?
           All shareholders as of the Record Date can attend.

Q:  What percentage of stock do the directors and executive officers own?
           Together, they own approximately 25.05% of the Corporation's common stock as of the Record Date. (See page 4 for details.)

Q:  Who are the largest principal shareholders?
           A group consisting primarily of Robert H. McKinney and Marni McKinney is the single largest shareholder of the Corporation, beneficially owning 2,190,661 shares, or 17.4% of the Corporation's common stock, as of the Record Date.

Q:  When are shareholder proposals and nominations for the 2003 meeting due?
           The Corporation's 2003 Annual Meeting is anticipated to be held April 17, 2003. To be considered for inclusion in next year's Proxy Statement, shareholder proposals must be submitted in writing by November 20, 2002, to the Corporation's Secretary, 2800 First Indiana Plaza, 135 N. Pennsylvania Street, Indianapolis, Indiana 46204. In addition, the Corporation's By-laws provide that any shareholder wishing to nominate a candidate for director or propose other business at the Annual Meeting must give the Corporation written notice 60 days before the meeting, and the notice must provide certain other information as described in the By-laws. Copies of the By-laws are available to shareholders free of charge upon request to the Corporation's Secretary. The persons named in the proxies retain the discretion to vote proxies on matters of which the Corporation is not properly notified at its principal executive offices on or before 60 days before the meeting, and also retain such authority under certain other circumstances.

Q:  What happens if I consent to electronic access of future documents?
         We are pleased to offer our shareholders the option to receive shareholder communications (for example, annual reports, proxy statements and quarterly earnings reports) from us or on our behalf over the Internet, instead of receiving those documents in print. Participation is completely voluntary. If you give your consent, we will notify you when material is available over the Internet and provide you with the Internet location where the material is available. Once you give your consent, it will remain in effect until you inform us otherwise.

         Additionally, to enable us to send you shareholder communications via e-mail, please send an e-mail from your preferred e-mail address to investorrelations@firstindiana.com. Please include your full name and postal address and mention in your e-mail that you are requesting e-mail notification. There is no cost to you for this service other than any charges you may incur from your Internet provider, telephone company and/or cable company. E-mail communication will be available for shareholder communications released after June 30, 2002.

                     STOCK OWNERSHIP BY DIRECTORS, OFFICERS
                            AND CERTAIN SHAREHOLDERS


           The following table shows, as of February 18, 2002, the number and percentage of shares of common stock held by each person known to the Corporation who owned beneficially more than five percent of the issued and outstanding common stock of the Corporation, and shares held by the Corporation's directors and certain executive officers:


    Beneficial                             Amount and Nature of                               Percent
       Owner                               Beneficial Ownership                              of Class

Gerald L. Bepko                                43,442  1                                         2

Patrick J. Early                               63,418  3                                         2

Andrew Jacobs, Jr.                             17,271  4                                         2

David A. Lindsey                              112,251  5                                         2

Merrill E. Matlock                             38,775  6                                         2

Marni McKinney                              2,190,661  7                                       17.4%

Robert H. McKinney                          2,190,661  7                                       17.4%

Owen B. Melton, Jr.                           347,844  8                                       2.8%

Phyllis W. Minott                              46,469  9                                         2

Marvin C. Schwartz                            633,246  10                                      5.1%

Michael L. Smith                               64,887  11                                        2

John W. Wynne                                  51,652  12                                        2

All Executive Officers and
Directors as a Group
(16 Persons)                                3,146,907  13                                     25.05%


1 Includes 6,509 shares held in trust under the Bank's Employees' Stock Purchase Plan (the "Stock Purchase Plan"), 3,219 shares held jointly with Mr. Bepko's spouse, and 33,714 shares as to which there is a right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 (the "Exchange Act").

2 The number of shares represents less than one percent of the Corporation's common stock outstanding.

3 Includes 695 shares held in trust under the Somerset Financial Services Employee Stock Purchase Plan and 6,050 shares as to which there is a right to acquire beneficial ownership as specified in Exchange Act Rule 13d-3(d)(1).

4 Includes 1,687 shares held in trust under the Stock Purchase Plan and 14,984 shares as to which there is a right to acquire beneficial ownership as specified in Exchange Act Rule 13d-3(d)(1).

5 Includes 48 shares held in trust under the Stock Purchase Plan and 19,200 shares as to which there is a right to acquire beneficial ownership as specified in Exchange Act Rule 13d-3(d)(1).

6 Includes 987 shares held in trust under the Stock Purchase Plan, 1,240 shares held under the Corporation's Dividend Reinvestment and Stock Purchase Plan (the "DR Plan") and 20,400 shares as to which there is a right to acquire beneficial ownership as specified in Exchange Act Rule 13d-3(d)(1).

7 These shares are beneficially owned by a group consisting primarily of Robert H. McKinney and Marni McKinney. Mr. McKinney's holdings include 648,812 shares owned directly by Mr. McKinney (including 12,000 shares of restricted stock granted to Mr. McKinney pursuant to the Corporation's Long-Term Management Performance Incentive Plan (the "Long-Term Plan") and the Corporation's 1998 Stock Incentive Plan (the "1998 Plan")), 3,389 shares held in trust under the Stock Purchase Plan, 34,318 shares owned of record by Mr. McKinney's wife, 111,921 shares underlying options granted to Mr. McKinney by the Corporation which Mr. McKinney is deemed to beneficially own under Exchange Act Rule 13d-3(d)(1) and 673,041 shares held by a limited partnership established by Mr. McKinney for the benefit of his children, including Marni McKinney, which Mr. McKinney is deemed to beneficially own under Exchange Act Rule 13d-3(d)(1). Marni McKinney's holdings include 109,257 shares owned directly by Ms. McKinney (including 12,000 shares of restricted stock granted to Ms. McKinney pursuant to the Long-Term Plan and the 1998 Plan), 8,491 shares held in trust under the Stock Purchase Plan, 3,879 shares held on her behalf under the Bank's 401(k) Plan and 136,498 shares underlying options granted to Ms. McKinney by the Corporation which Ms. McKinney is deemed to beneficially own under Exchange Act Rule 13d-3(d)(1)). The total held by the group also includes 461,055 shares held in two irrevocable trusts of which Ms. McKinney is the trustee and which were established by Mr. McKinney for the benefit of his children.

8 Includes 89,087 shares as to which Mr. Melton has the right to acquire beneficial ownership as specified in Exchange Act Rule 13d-3(d)(1), 12,077 shares held in trust under the Stock Purchase Plan, 1,473 shares held on his behalf under the Bank's 401(k) Plan, 108,467 shares owned of record jointly with Mr. Melton's spouse, 61,874 shares owned of record by Mr. Melton's spouse and 12,000 shares of restricted stock under the Long-Term Plan and the 1998 Plan.

9 Includes 10,803 shares held in trust under the Stock Purchase Plan, 302 shares held under the DR Plan, and 33,714 shares as to which there is a right to acquire beneficial ownership as specified in Exchange Act Rule 13d-3(d)(1).

10 This information is taken from a Schedule 13D Report dated October 11, 2000 and filed by the shareholder with the Securities and Exchange Commission. It does not reflect any changes in those shareholdings that may have occurred since the date of such filing.

11 Includes 33,714 shares as to which there is a right to acquire beneficial ownership as specified in Exchange Act Rule 13d-3(d)(1).

12 Includes 2,829 shares held in trust under the Stock Purchase Plan, 528 shares held under the DR Plan and 22,476 shares as to which there is a right to acquire beneficial ownership as specified in Exchange Act Rule 13d-3(d)(l).

13 Includes 60,990 shares held in trust under the Stock Purchase Plan, 2,843 shares held under the DR Plan, 12,105 shares held under the Bank's 401(k) Plan, and 567,828 shares as to which there is a right to acquire beneficial ownership as specified in Exchange Act Rule 13d-3(d)(1).

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

     Three directors are to be elected. Pedro P. Granadillo, Marni McKinney and Phyllis W. Minott have been nominated for a term of three years and until their successors are elected and qualified. If elected, Mr. Granadillo will assume the position left vacant by the resignation of Robert J. Laikin. Mr. Laikin resigned from the Board of Directors effective December 3, 2001. The Board of Directors thanks Mr. Laikin for his service to the Corporation. Ms. McKinney and Ms. Minott are members of the present Board of Directors and have consented to serve an additional term.

         The other directors listed in the table below will continue in office until the expiration of their terms. With the exception of Mr. Granadillo, all of the nominees and the other directors listed in the table below also are members of the Board of Directors of the Bank. For directors of the Corporation who were directors of the Bank before the Corporation was formed in 1986, the table below lists the year in which the director became a director of the Bank. If, at the time of the Annual Meeting, any of the nominees is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.


               The Board of Directors unanimously recommends the election of the following nominees.

                       NOMINEES FOR TERMS EXPIRING IN 2005



Name, Age, Principal
Occupation(s) and
Business Experience                                                                                  Director
During Past 5 Years                                                                                    Since

Pedro P. Granadillo, Age 54                                                                             --
Senior  Vice-President  (1999 - Present);  Vice-President of Human Resources (1993 - 1998),
Eli Lilly and Company, a pharmaceutical company.

Marni McKinney, Age 45                                                                                 1992
Vice  Chairman and Chief  Executive  Officer of the  Corporation  and Chairman of the Bank;
formerly Director,  Vice Chairman,  and Chief Executive Officer,  The Somerset Group, Inc.,
financial  services  provider;  previously  President and Executive  Vice  President of The
Somerset Group, Inc., and Vice President of the Corporation and the Bank.

Phyllis W. Minott, Age 63                                                                              1976
Formerly Chairman and Chief Executive  Officer,  Minott Motion Pictures,  Inc.,  commercial movie production  (1994-2000);  previously  General Auditor,  Controller,  Accounting,  and
Chief Accounting Officer, Eli Lilly and Company, a pharmaceutical company (1960-1993).



                      DIRECTORS WHOSE TERMS EXPIRE IN 2004


Name, Age, Principal
Occupation(s) and
Business Experience                                                                                  Director
During Past 5 Years                                                                                    Since

Robert H. McKinney, Age 76                                                                             1954
Chairman of the Corporation and Chairman of the Executive  Committee of the Bank;  formerly
Chairman and Director,  The Somerset Group,  Inc.,  financial  services  provider;  retired partner,  Bose McKinney & Evans LLP, attorneys (1963-1977;  1980-1991);  formerly Chairman,
Federal Home Loan Bank Board (1977-1979).

Owen B. Melton, Jr., Age 55                                                                            1983
President and Chief Operating  Officer of the Corporation and President and Chief Executive
Officer of the Bank.

Michael L. Smith, Age 53                                                                               1985
Executive Vice  President and Chief  Financial  Officer,  Anthem,  Inc., a health  benefits management  company;  Director of  FinishMaster,  Inc. and First  Internet Bank of Indiana;
formerly Senior Vice President,  Anthem,  Inc.;  formerly Chief Operating Officer and Chief
Financial Officer,  American Health Network, Inc., a physician management company; formerly
Director of The Somerset Group, Inc.


                      DIRECTORS WHOSE TERMS EXPIRE IN 2003


Name, Age, Principal
Occupation(s) and
Business Experience                                                                                  Director
During Past 5 Years                                                                                    Since

Gerald L. Bepko, Age 61                                                                                1988
Vice  President for  Long-Range  Planning of Indiana  University  and  Chancellor,  Indiana
University-Purdue University at Indianapolis;  Director, Lumina Foundation and Indianapolis
Life Insurance Company; formerly Director, USA Group and USA Funds.

Andrew Jacobs, Jr., Age 70                                                                             1997
Adjunct Professor, Indiana University-Purdue University at Indianapolis;  Attorney; Retired
Member, United States Congress.

John W. Wynne, Age 69                                                                                  1991
Director Emeritus of Duke Realty  Corporation,  a real estate investment trust;  previously
Chairman, Duke Realty Investments, Inc.


         During 2001, the Boards of Directors of the Corporation and the Bank each met five times. All directors attended in excess of 75% of the aggregate of the total number of meetings of the Boards of Directors of the Corporation and the Bank (considered separately) and the total number of meetings held by all Corporation and Bank committees (considered separately) on which he or she served.

Certain Committees of the Boards of Directors of the Corporation and the Bank

         Among other committees, the Board of Directors of the Corporation has an Audit Committee, a Compensation Committee and an Executive Committee.

     Audit Committee. The Audit Committee evaluates audit performance, handles relations with the Corporation's independent auditors, and evaluates policies and procedures related to internal audit functions and controls. The members of the Corporation's Audit Committee in 2001 were Phyllis W. Minott (Chairperson), Andrew Jacobs, Jr., Robert J. Laikin, and John W. Wynne. The Audit Committee met five times during 2001. (See pages 24-25 for details.)

     Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the compensation of directors, officers, and employees of the Corporation and the Bank, administers and grants options and other stock awards under the Corporation's stock option plans, and administers the Bank's Employees' Stock Purchase Plan. The members of the Compensation Committee during 2001 were Gerald L. Bepko (Chairman), Phyllis
W. Minott and John W. Wynne. The Compensation Committee met twice during 2001. (See pages 10-12 for details.)

     Executive Committee. The Executive Committee exercises the authority of the Board of Directors when the Board of Directors is not in session, except as such authority is limited by law, the Corporation's Articles of Incorporation or its Bylaws. The members of the Executive Committee during 2001 were Robert H. McKinney (Chairman), Marni McKinney, Owen B. Melton, Jr., Gerald L. Bepko and Michael L. Smith. The Executive Committee met twice during 2001.

Compensation of Directors

         Directors of the Corporation and the Bank, other than Robert H. McKinney, Marni McKinney and Owen B. Melton, Jr., received in 2001 an annual retainer of 600 shares of common stock of the Corporation, awarded on January 2, 2002, plus $2,000 per meeting of the full Board of Directors, $1,600 per committee meeting attended, excluding the Trust Committee, and $800 for each Trust Committee meeting attended.

         Under the First Indiana 1992 Director Stock Option Plan, the Corporation reserved 262,497 shares of its common stock for issuance upon the exercise of options to be granted under the plan. The plan provides for the issuance of non-qualified options to purchase 3,746 shares to each outside director of the Corporation on the date of each annual meeting of shareholders. The Corporation granted options to purchase 3,746 shares to each outside director on April 18, 2001, in accordance with the plan. No option is exercisable during the period of one year following the date of grant, and options granted under the plan must specify an exercise price of not less than 100% of the market price of the shares at the date of grant.

         Under the Directors' Deferred Fee Plan, directors of the Corporation may elect to defer all or any portion of the fees paid for attendance at a Board of Directors or committee meeting. The deferred fees are then contributed to a trust which buys the Corporation's common stock with such fees or invests such fees in an interest-bearing account. Directors are not eligible to receive shares or cash held under the plan until they cease to be a director, officer, or employee of the Corporation. Amounts deferred are not taxable to the director until the trust distributes the cash or stock to the director. In the event of a change in control of the Corporation, amounts held under the plan are payable immediately in one lump sum.

         Directors also may elect to contribute part of their fees to the Bank's Employees' Stock Purchase Plan. As with other participants, the Bank matches a certain portion of such contributions and purchases the Corporation's common stock on the open market at the prevailing market price. The material features of the Stock Purchase Plan are described under the heading "EXECUTIVE COMPENSATION."

Certain Transactions

         The Bank offers its directors, officers, and employees a loan plan involving variable-rate mortgages, lines of credit, home equity loans, credit cards, and various installment loans with a lower interest rate (not below the Bank's cost of funds) and waiver of loan origination fees, and fixed-rate mortgage loans with waiver of loan origination fees only. Except as described above, all outstanding loans to directors, officers, and employees have been made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable terms. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

                             EXECUTIVE COMPENSATION

The following Report of the Compensation Committee, as well as the following Performance Graph, shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of the Corporation's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Report of the Compensation Committee

Policy and Performance Measures

         In determining the compensation of executive officers, the Compensation Committee strives to maintain an appropriate balance between executive pay and the creation of shareholder value. Executive compensation must attract and retain well-qualified officers while at the same time motivate them to achieve the short-term and long-term strategic goals of the Corporation. To achieve this balance, executive officers receive a competitive base salary and also have the opportunity to earn bonuses tied to the Corporation's overall performance.

         The Compensation Committee based the 2001 annual salaries of the Corporation's executive officers on the results of surveys compiled by an independent consultant. The compensation consultant began with an analysis of the compensation of executive officers of other financial institutions and utilized a regression analysis to conform the compensation survey data to the Corporation's asset size. The consultant derived the weighted average salaries of the executive officers of the institutions contained in the survey, and then calculated average (mean) salaries. The Compensation Committee relied on this independent calculation of average salaries in setting the salaries of the Corporation's executive officers.

         In order to more directly tie executive compensation to the Corporation's overall performance, the Compensation Committee also administers short-term and long-term bonus plans. These plans are designed to increase the total compensation of the Corporation's executive officers, but only if the Corporation's performance merits such increases. The Compensation Committee is guided by the principle that when certain corporate goals are achieved, the executive officers who contributed to the Corporation's success should be rewarded accordingly.

         Under the Corporation's Long-Term Management Performance Incentive Plan (the "Long-Term Plan"), performance-based compensation will be awarded at the end of fiscal year 2002 if certain performance targets are achieved. Two groups of Corporation and Bank executive officers have been selected to participate in the Long-Term Plan for the 2000-2002 performance period.

         "Group A" under the Long-Term Plan consists of Robert H. McKinney, Owen
B. Melton, Jr., and Marni McKinney. "Group B" consists of William J. Brunner, Vice President and Treasurer of the Corporation, Senior Vice President in charge of the Bank's Financial Management Division and Chief Financial Officer of the Bank; Merrill E. Matlock, Senior Vice President in charge of the Bank's Commercial Banking Division; David A. Lindsey, Senior Vice President in charge of the Bank's Consumer Finance Division; Timothy J. O'Neill, Senior Vice President in charge of the Bank's Correspondent Services and Secondary Marketing Division; Kenneth L. Turchi, Senior Vice President in charge of the Bank's Retail Banking, Marketing and Strategic Planning Division; and Edward E. Pollack, Senior Vice President in charge of the Bank's Technology and Operations Division.

         If performance goals for 2000-2002 are attained, each Group A participant in the Long-Term Plan will be eligible to receive 12,000 shares of the Corporation's common stock, and each Group B participant will be eligible to receive an amount equal to 50% of the participant's average annual rate of base salary in effect during the performance period. The incentive amounts for 2000-2002 still may be earned, provided the performance goals are met.

         The Compensation Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Accordingly, the Bank has adopted management stock ownership objectives to be attained by officers and directors. Each officer and director of the Bank is expected to own Corporation stock with a market value equal to a specified multiple of such officer's or director's compensation. These multiples range from one times base compensation for vice presidents, to three times base compensation for senior vice presidents, and five times base compensation for the Bank's Chairman, Vice Chairman and President, as well as for the Bank's Board of Directors. (Such multiples already have been attained by Ms. McKinney, Mr. Melton and Mr. McKinney.) All of the officers and directors have attained the specified goals, or have made significant progress toward attaining the goals, and the Compensation Committee will continue to monitor and encourage the officers' and directors' attainment of those goals. The Board of Directors believes that these stock ownership requirements will further align the interests of the Bank's management with the objectives of the Corporation's shareholders.

         Additionally, the Compensation Committee typically considers granting stock options to various executive officers, including the executive officers named in the Summary Compensation Table. Stock options were awarded in 2001. Any compensation derived from the stock options will be directly related to the performance of the Corporation's stock.

         To further encourage Bank officers and employees, as well as directors, to acquire ownership of the Corporation, such persons are eligible to contribute a portion of their earnings to the Bank's Employees' Stock Purchase Plan (the "Plan") after completing six months of service. Such contributions are used to purchase the Corporation's stock each month at the then-prevailing market price. If the Corporation attains a specified after-tax return on average equity for a calendar year (as determined by the Compensation Committee), the Bank generally will match participant contributions during the subsequent Plan Year (as defined in the Plan) at a ratio of one to three. If such after-tax returns are not achieved for a calendar year, participant contributions during the subsequent Plan Year will be matched at a ratio of one to four. Because the Corporation achieved the performance objectives specified in the Plan for the year ended December 31, 2000, and in an attempt to encourage additional associates to participate in the Plan, participant contributions for the Plan Year beginning April 1, 2001 were matched at a ratio of one to three. Contributions by the Bank to the accounts of the executive officers named in the Summary Compensation Table (see page 14) during the calendar year ended December 31, 2001 are set forth in the column titled "All Other Compensation." Because the Corporation did not achieve the performance objectives specified in the Plan for the year ended December 31, 2001, participant contributions for the Plan Year beginning April 1, 2002 will be matched at a ratio of one to four.

         Section 162(m) of the Internal Revenue Code limits deductibility for federal income tax purposes of compensation in excess of $1,000,000 paid to certain executive officers, unless certain exceptions, including tying compensation to performance, are satisfied. The Compensation Committee intends to link executive compensation to performance, as described above, and to submit compensation plans for shareholder approval when necessary and appropriate, in order to maximize the deductibility of executive compensation to the Corporation. (The Corporation's shareholders approved the Long-Term Plan at the 1998 annual meeting, and this approval remains effective for five years.) To that end, the Compensation Committee historically has established and maintained salary levels and incentive plan standards in an effort to ensure such compensation will be deductible, and the committee believes that it can continue to manage the Corporation's executive compensation program, including the Long-Term Plan, to ensure deductibility.

CEO Performance

     Ms. McKinney served as the Chief Executive Officer of the Corporation, while Mr. Melton served as the Chief Executive Officer of the Corporation's principal operating unit, the Bank. Ms. McKinney and Mr. Melton devoted all of their time to the strategic direction and operations of the Corporation and the Bank.

         Like the salaries of the Corporation's other executive officers, Ms. McKinney's and Mr. Melton's 2001 salaries were derived from the data compiled by the independent consultant. Since these two individuals had the greatest impact on the Corporation's long-term performance, their salaries were determined based on their achievement of certain goals relating to the Corporation's performance during the prior year, such as return on equity, return on assets, credit quality, and management of operating expenses.

         Because Mr. Melton is the chief executive officer of the Corporation's chief operating unit and responsible for its day-to-day activities, the Compensation Committee gave special weight to Mr. Melton's achievement of these objectives when determining his salary for 2001. In addition, the Compensation Committee met separately with Mr. McKinney and Ms. McKinney for their candid evaluation of Mr. Melton's performance during 2000 and his achievement of the objectives described above. The Corporation's attainment of the 2000 performance goals resulted in an increase in both Ms. McKinney's and Mr. Melton's salaries for 2001. However, due to the current economic downturn, Ms. McKinney, Mr. Melton and Mr. McKinney each voluntarily declined a salary increase for 2002.

                             Compensation Committee
                             ----------------------
                            Gerald L. Bepko, Chairman
                                Phyllis W. Minott
                                  John W. Wynne

Performance Graph

         The following line graph compares the cumulative total shareholder return on the common stock of the Corporation over the last five fiscal years with the cumulative total return of the NASDAQ Stock Market Index and the cumulative total return of the NASDAQ Bank Index over the same period.



                   -------- --------- -------- ---------- --------- --------- -------- -------- -------- ------- --------
                   Dec.     June      Dec.     June       Dec.      June      Dec.     June     Dec.     June    Dec.
                   1996     1997      1997     1998       1998      1999      1999     2000     2000     2001    2001

------------------ -------- --------- -------- ---------- --------- --------- -------- -------- -------- ------- --------

First Indiana
Corporation
                   $100     $106      $144     $151       $117      $127      $130     $121     $145     $162     $138
------------------ -------- --------- -------- ---------- --------- --------- -------- -------- -------- ------- --------

NASDAQ Stock
Market Index
                   $100     $112      $122     $146       $173      $212      $321     $313     $193     $170     $153
------------------ -------- --------- -------- ---------- --------- --------- -------- -------- -------- ------- --------

NASDAQ Bank Index
                   $100     $125      $167     $168       $166      $171      $160     $140     $182      $195    $197
------------------ -------- --------- -------- ---------- --------- --------- -------- -------- -------- ------- --------


* Assumes that the value of the investment in the Corporation's stock and each index was $100 on December 31, 1996 and that all dividends were reinvested.
* The NASDAQ Bank Index contains performance data for banks, savings institutions and holding companies.


                                         ---------------------------------

                             [The remainder of this page is intentionally left blank.]


Summary

         The following table sets forth the compensation awarded to, earned by, or paid to the Chief Executive Officer and the Corporation's four most highly compensated executive officers other than the Corporation's Chief Executive Officer (collectively, the "Named Executive Officers") during the last three fiscal years.


                                                    Summary Compensation Table

===============================================================================================================================

                                                                             Long-Term Compensation
-------------------------------------------------------------------------------------------------------------------------------

                                        Annual Compensation                 Awards (1)           Payouts
-------------------------------------------------------------------------------------------------------------------------------

      Name and                                                        Restricted  Securities
      Principal                                         Other Annual    Stock     Underlying                     All Other
      Position           Year    Salary       Bonus     Compensation    Awards    Options (#)  LTIP Payouts     Compensation

-------------------------------------------------------------------------------------------------------------------------------
Marni McKinney           2001   $295,000    $     --      $    --       $    --      25,000       $    --        $12,457 (2)
Chief Executive Officer  2000    244,231      132,853          --        240,000     78,115            --         11,607
of the Corporation       1999    128,500       70,724      226,341          --       10,000        293,625         7,803
-------------------------------------------------------------------------------------------------------------------------------

Owen B. Melton, Jr.      2001   $365,000    $     --      $    --       $    --      25,000       $    --        $ 4,358 (3)
President and Chief      2000    340,000      190,603          --        240,000     20,000            --          4,592
Operating Officer of     1999    315,000      161,612      304,005           --      10,000        391,500         4,583
the Corporation;
President and Chief
Executive Officer of
the Bank
-------------------------------------------------------------------------------------------------------------------------------

Patrick J. Early         2001   $277,210    $   7,500     $    --            --      3,500             --        $12,486 (4)
President, Somerset      2000     68,362(5)     3,750          --            --      5,000             --          3,366
Financial Services,       --         --           --           --            --        --              --            --
L.L.C.
-------------------------------------------------------------------------------------------------------------------------------

Robert H. McKinney       2001   $220,000    $     --      $    --       $    --      25,000       $    --        $ 6,503 (6)
Chairman of the          2000    204,615      113,603          --        240,000     60,155            --          6,842
Corporation              1999    200,000      106,474      301,788           --      10,000        391,500         8,118
-------------------------------------------------------------------------------------------------------------------------------

Merrill E. Matlock       2001   $182,000    $     --      $    --            --       5,000       $    --        $ 3,043 (7)
Senior Vice              2000    175,000       83,895          --            --       5,000            --          3,328
President-Commercial     1999    165,000       82,500          --            --       5,000         73,317         3,409
Banking Division of the
Bank
===============================================================================================================================


1    Adjusted for all stock splits through December 31, 2001.

2 Consists of a $9,832 contribution by the Bank to the Stock Purchase Plan, and a $2,625 contribution by the Bank to Ms. McKinney's account in the Bank's 401(k) Plan.

3 Consists of a $1,733 contribution by the Bank to the Stock Purchase Plan, and a $2,625 contribution by the Bank to Mr. Melton's account in the Bank's 401(k) Plan.

4 Consists of a $2,148 contribution by Somerset Financial Services, L.L.C. to the Somerset Financial Services Employee Stock Purchase Plan, and a $10,338 contribution by Somerset Financial Services, L.L.C. to Mr. Early's account in the Somerset Financial Services, a Subsidiary of First Indiana Corporation, Profit Sharing and 401(k) Savings Plan.

5 On September 29, 2000, the Somerset Group, Inc. was merged into First Indiana Corporation. Mr. Early's 2000 compensation data includes only amounts paid by First Indiana Corporation, or a subsidiary thereof, after September 29, 2000.

6 Consists of a $4,261 contribution by the Bank to the Stock Purchase Plan, and a $2,242 contribution by the Bank to Mr. McKinney's account in the Bank's 401(k) Plan.

7 Consists of a $520 contribution by the Bank to the Stock Purchase Plan, the payment by the Bank of $1,610 for term life insurance premiums, and a $913 contribution by the Bank to Mr. Matlock's account in the Bank's 401(k) Plan.

                        ---------------------------------




Stock Options

         The following table sets forth certain information with respect to stock options granted to the Named Executive Officers during the last fiscal year. The Potential Realizable Value columns on the right of this table assume that the value of the underlying stock will appreciate each year at the specified percentages.


                                              OPTION GRANTS IN THE LAST FISCAL YEAR

==================================================================================================================================

                                                                                                 Potential Realizable Value at
                                                                                                 Assumed Annual Rates of Stock
         Name                                     Individual Grants                            Price Appreciation for Option Term
                        ---------------- ----------- --------------- ------------- ----------- ------------ ----------- ----------


                                         % of
                                         Total
                           Number of     Options/
                          Securities     SARs                                      Expiration
                          Underlying     Granted                      Grant Date      Date         0%           5%         10%
                         Options/SARs    to           Exercise or    Market Price
                            Granted      Employees     Base Price     ($/Share)
                                         in Fiscal     ($/Share)
                                            Year
----------------------- ---------------- ----------- --------------- ------------- ----------- ------------ ----------- ----------
Marni McKinney              25,000         11.96%        $23.27        $23.27       01-17-11           $ 0   $365,859   $927,160
----------------------- ---------------- ----------- --------------- ------------- ----------- ------------ ----------- ----------
Owen B. Melton, Jr.         25,000         11.96%        23.27          23.27       01-17-11             0    365,859    927,160
----------------------- ---------------- ----------- --------------- ------------- ----------- ------------ ----------- ----------
Patrick J. Early             5,000          2.40%        23.27          23.27       01-17-11             0     73,172    185,432
----------------------- ---------------- ----------- --------------- ------------- ----------- ------------ ----------- ----------
Robert H. McKinney          25,000         11.96%        23.27          23.27       01-17-11             0    365,859    927,160
----------------------- ---------------- ----------- --------------- ------------- ----------- ------------ ----------- ----------
Merrill E. Matlock           5,000          2.40%        23.27          23.27       01-17-11             0     73,172    185,432
======================= ================ =========== =============== ============= =========== ============ =========== ==========


         The following table sets forth on an aggregate basis each exercise of stock options during fiscal year 2001 by each of the Named Executive Officers and the 2001 year-end value of the unexercised options of each such executive officer.


                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                        AND
                                           FISCAL YEAR-END OPTION VALUES

====================================================================================================================

                                                         Number of Securities            Value of Unexercised
                                                        Underlying Unexercised           In-the-Money Options
                                                           Options at FY-End                  at FY-End
--------------------------------------------------------------------------------------------------------------------

                          Shares
                        Acquired on
         Name          Exercise (#)  Value Realized   Exercisable   Unexercisable   Exercisable    Unexercisable
--------------------------------------------------------------------------------------------------------------------

Marni McKinney             6,617       $ 118,841       106,658        29,840         $558,603         $11,229
Owen B. Melton, Jr.       25,157         489,601        64,087        25,000          271,182           --
Patrick J. Early            --             --             --          15,285            --             50,458
Robert H. McKinney        13,234         221,603        82,081        29,840          273,667          11,229
Merrill E. Matlock          --             --           20,400        15,000          151,767          25,650
====================================================================================================================


                                         Shares Underlying Options     Shares Underlying Options
                                             When Market Price            When Exercise Price
                          Name            Exceeded Exercise Price        Exceeded Market Price
                          ----            -----------------------        ---------------------
                Marni McKinney                     84,818                       21,840
                Owen B. Melton, Jr.                52,087                       12,000
                Patrick J. Early                     --                           --
                Robert H. McKinney                 60,241                       21,840
                Merrill E. Matlock                 14,400                        6,000



                                [The remainder of this page is intentionally left blank.]


Pension Plans

         The following table sets forth, in specified compensation and years of service classifications, the estimated annual benefits payable upon retirement at age 65 under the Bank's non-contributory, qualified defined benefit pension plan (the "Qualified Plan"), as supplemented by the supplemental benefit plan adopted by the Bank on January 17, 1992 (the "Supplemental Plan") (the Qualified Plan and the Supplemental Plan are collectively referred to as the "Plans"). While the table shows the annual benefit payable for life with 10 years certain, participants may elect to receive the present value of the entire benefit in one lump sum, among other payment options.


                                              PENSION PLAN TABLE 1

       ==========================================================================================================

              Covered         10 Years' Benefit    20 Years' Benefit    30 Years' Benefit    40 Years' Benefit
           Compensation            Service              Service              Service              Service
       ----------------------------------------------------------------------------------------------------------
             $100,000             $ 18,028             $ 36,056             $ 54,083             $ 73,097
              120,000               22,028               44,056               66,083               89,097
              140,000               26,028               52,056               78,083              105,097
              160,000               30,028               60,056               90,083              121,097
              180,000               34,028               68,056              102,083              137,097
              200,000               38,028               76,056              114,083              153,097
              220,000               42,028               84,056              126,083              169,097
              240,000               46,028               92,056              138,083              185,097
              260,000               50,028              100,056              150,083              201,097
              280,000               54,028              108,056              162,083              217,097
              300,000               58,028              116,056              174,083              233,097
              320,000               62,028              124,056              186,083              249,097
              340,000               66,028              132,056              198,083              265,097
              360,000               70,028              140,056              210,083              281,097
              380,000               74,028              148,056              222,083              297,097
              400,000               78,028              156,056              234,083              313,097
              500,000               98,028              196,056              294,083              393,097
              600,000              118,028              236,056              354,083              473,097
              700,000              138,028              276,056              414,083              553,097
              800,000              158,028              316,056              474,083              633,097
       ==========================================================================================================

          1   Amounts  shown are based on an  assumed  Social  Security  integration  base of  $39,444  and are not subject to any deduction for Social Security or other offset amounts.


         The annual retirement benefit displayed in the Pension Plan Table is the product of (i) the participant's number of years of credited benefit service, multiplied by (ii) the sum of 1.5% of that portion of the participant's covered compensation that does not exceed the Social Security integration base for the participant plus 2% of the participant's covered compensation that exceeds such integration base. Compensation covered by the Plans is the sum of the average of a participant's annualized rate of base salary (as reported in the Salary column of the Summary Compensation Table) for the five consecutive years of employment which produce the highest such average, plus the annual average of all bonuses

(including both the Bonus and the LTIP Payouts columns as reported in the Summary Compensation Table, and the market value on the date of vesting of any restricted stock awards made pursuant to the Long-Term Plan) paid to the participant for the three years preceding the participant's retirement. As of January 1, 2002, the number of years of credited benefit service and the compensation covered by the Plans (based on average annual salaries for 1997-2001 and average annual bonuses for 1999-2001) for each of the Named Executive Officers were as follows: Marni McKinney, 17 years - $329,068; Owen B. Melton, Jr., 23 years - $548,439; Robert H. McKinney, 48 years - $362,727; and Merrill E. Matlock, 17 years - $252,376. Patrick J. Early did not participate in the Plans.

Employment Agreements and Other Arrangements

         Special retirement benefits are provided under the Supplemental Plan to Mr. McKinney. His normal retirement benefit under the Supplemental Plan is payable for life and 15 years certain. The monthly amount of his normal benefit is the higher of two calculated amounts. The first is his monthly retirement benefit that would be payable to him under the Supplemental Plan if such benefit were determined in the normal way and were payable for life only. The second is a monthly retirement benefit equal to the excess of (i) 80% of his adjusted monthly compensation over (ii) the sum of (a) his monthly retirement benefit under the Qualified Plan (determined as though such benefit were payable in the form of a straight-life annuity) plus (b) his primary Social Security benefit payable at age 65. For purposes of the foregoing, Mr. McKinney's adjusted monthly compensation is one-twelfth of the sum of (i) his highest annual rate of salary from the Corporation plus (ii) the greater of (a) 37.5% of his highest annual rate of salary from the Corporation or (b) the annual average of all bonuses paid to him by the Corporation for the three years next preceding his retirement. In the last fiscal year, Mr. McKinney received $134,892 in payments under the Qualified Plan.

         Special death benefits are provided under the Supplemental Plan to Ms. McKinney, Mr. Melton and Mr. McKinney. This death benefit equals three times their respective highest annual rates of salary, grossed up for income taxes at the highest applicable marginal rate in effect at the time of death, and is payable when they die, and without regard to when they separate from service.

         Ms. McKinney, Mr. Melton and Mr. McKinney are parties to agreements with the Corporation, and Mr. Matlock is party to an agreement with the Bank, which agreements provide for certain benefits if the executive officer's employment is terminated in connection with a change in control of the Corporation (as defined in the applicable agreement), other than a termination with cause (as defined in the applicable agreement) or a termination by the officer without good reason (as defined in the applicable agreement). In such case, Mr. Matlock would be entitled to a severance payment equal to the amount of his annual base salary (calculated as twelve times the highest monthly base salary paid to the executive officer during the twelve months prior to the change in control) plus any portion of the executive officer's base salary for the period prior to such termination not already paid, plus any compensation previously deferred by the executive officer, accrued vacation pay and a lump-sum pension supplement, and Ms. McKinney, Mr. Melton and Mr. McKinney would be entitled to a severance payment equal to three times their annual base salary, plus the additional items listed above. Certain adjustments may be made to the severance payments made in connection with the change in control if such payments would be subject to the excise tax imposed on "excess parachute payments" under Section 4999 of the Internal Revenue Code of 1986, as amended.

The Board of Directors unanimously recommends that shareholders vote FOR the following proposal.

            PROPOSAL NO. 2. APPROVAL OF THE 2002 STOCK INCENTIVE PLAN

         There will be presented to the 2002 Annual Meeting a proposal to approve the First Indiana Corporation 2002 Stock Incentive Plan (the "2002 Plan"). The 2002 Plan was adopted by the Board of Directors on January 16, 2002, subject in part to shareholder approval. The purpose of the 2002 Plan is to attract and retain qualified persons as employees and members of management to the Corporation so as to maintain and enhance the Corporation's long-term performance. The full text of the 2002 Plan is included within this Proxy Statement as Exhibit A.

         The Corporation currently maintains two stock option plans: the 1992 Directors' Stock Option Plan and the 1998 Stock Incentive Plan. In addition, options are outstanding under four other plans: the Corporation's 1991 Stock Option and Incentive Plan, The Somerset Group, Inc. 1991 Stock Option and Incentive Plan, which terminated last year, the 1992 Stock Option Plan and The Somerset Group, Inc. 1998 Stock Incentive Plan. As of February 18, 2002, grants for 1,222,148 options and 36,807 shares of restricted stock were outstanding under these six plans (the "Prior Plans"), and an additional 41,583 shares were available for future grants under the Prior Plans. The options that were outstanding included grants for 223,293 options that were made on January 17, 2002. If the 2002 Plan is approved, no further grants will be made under the Prior Plans.

General

         The 2002 Plan provides for the issuance of a total of up to 2,100,000 shares of common stock, which may be authorized and unissued shares, treasury shares or reacquired shares. This includes 1,319,817 shares reserved for issuance under the Prior Plans that may be issued under the 2002 Plan only to the extent they are not issued under the Prior Plans. Accordingly, the 2,100,000 shares authorized under the 2002 Plan represent an increase of an additional 780,183 shares of Common Stock shares over the number of shares previously authorized by the shareholders. This number of additional shares is equivalent to 6.3% of the shares of Common Stock outstanding (excluding treasury stock) as of the Record Date.

         The 2002 Plan provides that grants for up to 25,000 shares may be made prior to approval of the plan by the shareholders. The remainder of the additional 780,183 shares authorized under the 2002 Plan are subject to shareholder approval of the 2002 Plan by December 31, 2002. As of February 18, 2002, grants for 3,307 options were outstanding under the 2002 Plan. These grants were made on January 17, 2002.

         Awards under the 2002 Plan may be made in the form of (i) incentive stock options, (ii) non-qualified stock options, (iii) stock appreciation rights, (iv) dividend equivalent rights, (v) restricted stock, (vi) restricted stock units and (vii) other stock-based awards. Awards may be made to any director, officer or employee of the Corporation and its subsidiaries, and to such consultants to the Corporation as the Compensation Committee may select.

         Awards with respect to no more than 50,000 shares of common stock may be granted to any one eligible person during any one-year period. In the event of a stock dividend, stock split, recapitalization or the like (including, but not limited to, the recently announced five-for-four stock split, the effect of which has not been reflected in the per share numbers set forth in this description of the 2002 Plan), the Compensation Committee will equitably adjust the aggregate number of shares subject to the 2002 Plan, the number of shares subject to each outstanding award, the exercise price of each outstanding option, and any other share-based limits under the 2002 Plan.

         The 2002 Plan will be administered by the Compensation Committee, composed of not less than two directors, but the Board of Directors may grant awards and assume all of the powers of the Compensation Committee. To the extent required for compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all actions relating to awards to persons subject to Section 16 of the Exchange Act will be taken by the Board of Directors unless each person who serves on the Compensation Committee is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act. In order for compensation realized from awards under the 2002 Plan to be deductible by the Corporation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the members of the Compensation Committee will be "outside directors" within the meaning of Section 162(m) of the Code. The Board of Directors, however, reserves the right to grant awards that might fail to satisfy the requirements for deductibility under
Section 162(m) of the Code. The Compensation Committee is authorized to construe, interpret and implement the 2002 Plan, to select the eligible persons to whom awards will be granted, to determine the terms and provisions of such awards, and to amend outstanding awards. The determinations of the Compensation Committee are made in its sole discretion and are conclusive. The Compensation Committee presently consists of Gerald L. Bepko, Phyllis W. Minott and John W. Wynne.

Grants Under The 2002 Plan

         Stock Options. Each stock option granted under the 2002 Plan will be exercisable during the period fixed by the Compensation Committee; however, no incentive stock option will be exercisable more than ten years after the date of grant. The purchase price per share payable upon the exercise of an option (the "option purchase price") will be established by the Compensation Committee, provided that the option exercise price of an incentive stock option will not be less than 100% of the fair market value of a share of the common stock on the date of grant. The option exercise price is payable in cash, or by surrender of shares of common stock acquired at least six months prior to the option exercise date and having a fair market value on the date of the exercise equal to part or all of the option exercise price, or by such other payment method as the Compensation Committee may prescribe.

         Stock Appreciation Rights. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the 2002 Plan. Generally, no stock appreciation right will be exercisable at a time when any option to which it relates is not exercisable. The grantee of a stock appreciation right has the right to surrender the stock appreciation right and to receive from the Corporation an amount equal to the aggregate appreciation (over the exercise price of such right, or over the option exercise price if the stock appreciation right is granted in connection with an option) in the shares of common stock in respect of which such stock appreciation right is being exercised. Payment due upon exercise of a stock appreciation right may be in cash, in common stock, or partly in each, as determined by the Compensation Committee in its discretion.

         Dividend Equivalent Rights. The Compensation Committee may include in any award a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of common stock covered by such award if the such shares were then outstanding. The Compensation Committee will determine whether such payments may be made in cash, in shares of common stock or in another form, whether they will be conditioned upon the exercise of the award to which they relate, and such other terms and conditions as the Compensation Committee deems appropriate.

         Restricted Stock. The Compensation Committee may grant restricted shares of common stock to such eligible persons, in such amounts, and subject to such terms and conditions (which may depend upon or be related to performance goals and other conditions) as the Compensation Committee determines in its discretion. Certificates for the shares of common stock covered by a restricted stock award will remain in the possession of the Corporation until such shares are free of restrictions. Subject to the applicable restrictions, the grantee has the rights of a shareholder with respect to the restricted stock.

         Restricted Stock Units. The Compensation Committee may grant restricted stock units to such eligible persons, in such amounts, and subject to such terms and conditions as the Compensation Committee determines in its discretion. At the time of grant, the Compensation Committee will specify the date or dates on which the restricted stock units will become fully vested and nonforfeitable. On the maturity date, the grantee will be entitled to one unrestricted, fully transferable share of common stock for each restricted stock unit scheduled to be paid out on such date. The purchase price, if any, to be paid by the grantee for such shares of common stock will be determined by the Compensation Committee.

         Other Stock-Based Awards. The Board may authorize other types of stock-based awards, which the Compensation Committee may grant to such eligible persons, in such amounts and subject to such terms and conditions as the Compensation Committee determines in its sole discretion.

         Except as otherwise specified in the applicable grant agreement, no award or right granted to any person under the 2002 Plan will be assignable or transferable other than by will or by laws of descent and distribution.

Other Features of the 2002 Plan

         Unless sooner terminated by the Board of Directors, the provisions of the 2002 Plan with respect to the grant of incentive stock options will terminate on January 15, 2012. All awards made under the 2002 Plan prior to its termination will remain in effect until they are satisfied or terminated. The Board of Directors may, without shareholder approval, suspend, discontinue, revise or amend the 2002 Plan at any time or from time to time; provided, however, that shareholder approval will be obtained for any amendment for which such approval is required by Section 422 of the Code or under other applicable law.

         Unless the Compensation Committee provides otherwise in the applicable grant agreement, in the event of a Change of Control (as defined in the 2002
Plan), previously granted options and stock appreciation rights will continue in effect or be replaced by an equivalent substituted option or right relating to the stock of the successor entity or its parent. Similarly, unless otherwise provided in the applicable grant agreement, any previously granted award of restricted stock will continue in effect or, if there is a successor employer, be replaced with an equivalent award of restricted stock of such successor or its parent. Except as otherwise provided in the applicable grant agreement, if a grantee's service is terminated by his or her employer without cause, or by the grantee for good reason, prior to the close of the employment term provided in any applicable employment agreement, the grantee's options and rights will become and remain exercisable for the remainder of the terms thereof, and the grantee's restricted stock will become and remain fully vested and transferable, notwithstanding such termination.

Right of Recapture

         If at any time within one year after the date on which a grantee exercises an option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of a restricted stock unit, or on which income is realized by a grantee in connection with any other stock-based award (each of which events is a "Realization Event"), the grantee is terminated for cause or engages in any activity which is deliberate and which results and is intended to result in demonstrable material harm to the Corporation or any Subsidiary, then any gain realized by the grantee from the Realization Event will be paid by the grantee to the Corporation.

Federal Income Tax Consequences of the 2002 Plan

         The description of Federal tax consequences set forth below is necessarily general and does not purport to be complete.

         There are generally no Federal tax consequences to either the optionee or the Corporation upon the grant of a stock option. On exercise of an incentive stock option, the optionee will not recognize any income, and the Corporation will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. However, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income, and the Corporation will be entitled to an income tax deduction in the same amount, equal to the excess of the fair market value of the shares of common stock on the date of exercise over the option exercise price (or the gain on sale, if less); the remainder of the gain to the optionee will be treated as capital gain. Otherwise, the Corporation will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On the exercise of a non-qualified stock option, the amount by which the fair market value of the common stock on the date of exercise exceeds the option exercise price generally will be taxable to the optionee as compensation income, and generally will be deductible for tax purposes by the Corporation. The disposition of shares of common stock acquired upon exercise of a non-qualified stock option generally will result in a capital gain or loss for the optionee, but will have no tax consequences for the Corporation.

         The grant of a stock appreciation right, a dividend equivalent right, restricted stock or a restricted stock unit generally will not result in income for the grantee or in a tax deduction for the Corporation at the time of grant. Upon the settlement of such a right or unit and upon the vesting of restricted stock, the grantee will recognize ordinary income equal to the fair market value of any shares of common stock and/or any cash received, and the Corporation will be entitled to a tax deduction in the same amount. With respect to an award of restricted stock, the grantee may elect to recognize ordinary income equal to the fair market value of the shares less any amount paid for them at the time of grant, in which case the Corporation will be entitled to a tax deduction in the same amount. Dividends paid on forfeitable restricted shares are treated as compensation for Federal tax purposes. A grant of unrestricted shares of common stock will result in income for the grantee, and a tax deduction for the Corporation, generally equal to the fair market value of such shares less any amount paid for them.

Limitations on the Corporation's Compensation Deduction.

         Section 162(m) of the Code limits the deduction which the Corporation may take for otherwise deductible compensation payable to certain executive officers to the extent that compensation paid to such officers for a year exceeds $1 million, unless such compensation meets certain criteria. Although it is contemplated that most awards granted under the 2002 Plan will satisfy the requirements of Section 162(m) of the Code, there is no assurance such awards will satisfy such requirements. In addition, the Compensation Committee has authority to make grants under the 2002 Plan that will not meet the requirements of Section 162(m) of the Code. Accordingly, the deduction attributable to any compensation realized by an affected executive officer may be limited under
Section 162(m) of the Code.

         The benefits and amounts that may be received or allocated in the future under the 2002 Plan are not generally determinable because they are within the discretion of the Compensation Committee. To date, 3,307 grants have been made under the 2002 Plan.




The Board of Directors unanimously recommends that shareholders vote FOR the following proposal.

        PROPOSAL NO. 3: RATIFICATION OF THE SELECTION OF KPMG AS AUDITORS

           The selection of auditors is being submitted for ratification by the Corporation's shareholders. The Corporation's financial statements for the fiscal year ended December 31, 2001 were certified by KPMG. The Board of Directors has selected KPMG as the Corporation's independent auditors for the fiscal year ending December 31, 2002. Representatives of KPMG are expected to attend the annual meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

           If shareholders do not ratify the selection of KPMG, the selection of independent auditors will be reconsidered by the Board of Directors. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the Corporation's and its shareholders' best interests.

         The following Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of the Corporation's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Report of the Audit Committee

         In connection with the December 31, 2001 financial statements of the Corporation, the Audit Committee: (a) reviewed and discussed the audited financial statements with management; (b) discussed with KPMG, the Corporation's independent auditor, the matters required by Statement on Auditing Standards No. 61; (c) received the written disclosures and the letter from the auditor required by Independence Standards Board Statement No. 1; (d) discussed with the auditors the auditors' independence; and (e) considered whether the provision of services by the auditor for matters other than the annual audit and quarterly financial statement reviews is compatible with maintaining the auditor's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report filed with the Securities and Exchange Commission on Form 10-K. The Audit Committee's reviews and discussions with management and KPMG do not assure that the Corporation's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards or that the Corporation's independent accountants are in fact "independent." The Audit Committee has relied, without independent verification, on management's representations that the financial statements have been prepared with integrity and objectivity and are presented in conformity with generally accepted accounting principles and on the representations of KPMG included in its report on the Corporation's financial statements.

         The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee participated in the creation, review and assessment of its charter and, in accordance with Rule 4350(d)(1) of the National Association of Securities Dealers' ("NASD") listing standards, has determined that the charter is adequate. A copy of that charter is included within this Proxy Statement as Exhibit B. The Board of Directors has determined that the members of the Audit Committee are independent, as that term is defined in Rule 4200(a) of the NASD's listing standards.

Audit Fees; Financial Information Systems Design and Implementation Fees

         The total fees billed for professional services rendered in connection with the audit of the Corporation's annual financial statements and the reviews of the financial statements included in the Corporation's Forms 10-Q totaled $157,900 for 2001. The independent auditors did not perform professional services in connection with the design and implementation of financial information systems for the Corporation in 2001.

All Other Fees

         For the year 2001, the independent auditors billed the Corporation $207,545 for services other than those disclosed in the preceding paragraph. These other services consisted primarily of tax compliance and consulting services, (for which the independent auditors billed $189,245 in 2001), and audits of financial statements of certain employee benefit plans, reviews of certain reports filed with the Securities and Exchange Commission and issuances of consents (for which the independent auditors billed $18,300 in 2001).

                                 Audit Committee
                                 ---------------
                         Phyllis W. Minott, Chairperson
                               Andrew Jacobs, Jr.
                                  John W. Wynne




                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than 10% of the Corporation's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders (the "Reporting Persons") are required by Securities and Exchange Commission regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Corporation, the Corporation believes that during 2001 all Reporting Persons complied with the filing requirements of Section 16(a).

                                  ANNUAL REPORT

         A copy of the Corporation's Annual Report for the year ended December 31, 2001 has been provided to all shareholders as of the record date. The Annual Report is not to be considered as proxy solicitation material.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

                            EXPENSES OF SOLICITATION

         The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Corporation. The Corporation does not expect that the solicitation will be made by specially engaged employees or paid solicitors. Although the Corporation might use such employees or solicitors if it deems them necessary, no arrangements or contracts have been made with any such employees or solicitors as of the date of this statement. In addition to the use of the mails, solicitation may be made by telephone, telegraph, cable or personal interview. The Corporation will request record holders of shares beneficially owned by others to forward this Proxy Statement and related materials to the beneficial owners of such shares, and will reimburse such record holders for their reasonable expenses incurred in doing so.

         IT IS IMPORTANT THAT PROXIES BE RETURNED OR VOTED PROMPTLY. Whether or not you attend the meeting, you are urged to execute and return the proxy or to vote your proxy via telephone or the Internet in accordance with the instructions on your proxy card.

                                                     For the Board of Directors,


                                                 /s/ Robert H. McKinney,
                                                     Robert H. McKinney,
                                                     Chairman

March 20, 2002

                                    Exhibit A
                                       to
                    First Indiana Corporation Proxy Statement

                            FIRST INDIANA CORPORATION

                            2002 STOCK INCENTIVE PLAN

         The Board of Directors of First Indiana Corporation (the "Corporation") has established the following Stock Incentive Plan (the "Plan") for employees and directors of the Corporation and its Subsidiaries. All capitalized terms used in the Plan have the meanings given them in Article IV.

                                    ARTICLE I
                                    ---------
                                     General
                                     -------

1.1      Purpose

         The purpose of the First Indiana Corporation 2002 Stock Incentive Plan (the "Plan") is to provide for officers, other employees and directors of, and consultants to, the Corporation and its Subsidiaries (collectively, the "Employers") an incentive (a) to enter into and remain in the service of the Employers, (b) to enhance the long-term performance of the Employers, and (c) to acquire a proprietary interest in the Corporation.

1.2      Administration

         1.2.1 This Plan shall be administered by the Compensation Committee. It is contemplated that the Compensation Committee will consist of two or more members of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), all actions relating to Awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Compensation Committee is a "non-employee director" within the meaning of Rule 16b-3 or such actions are taken by another committee of the Board comprised solely of "non-employee directors." To the extent required for compensation realized from Awards under the Plan to be deductible by the Employers pursuant to Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), the members of the Compensation Committee shall be "outside directors" within the meaning of Section 162(m).

         1.2.2 Subject to the provisions of the Plan and directions from the Board, the Compensation Committee is authorized to:

                  (a) determine the persons to whom Awards are to be granted;

                  (b) determine the type of Award to be granted, the number of shares of Common Stock to be covered by the Award, the pricing of the Award, the time or times when the Award shall be granted and may be exercised, any restrictions on the exercise of the Award, and any restrictions upon shares of Common Stock acquired pursuant to the exercise of any Award;

                  (c) provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provisions of the Plan or in any Award, and to amend or modify any Award provided such amendment or modification either is not adverse to or is consented to by the grantee thereof;

                  (d) conclusively interpret the provisions of the Plan and any Plan Agreement executed pursuant to Section 2.1;

                  (e) prescribe, amend and rescind rules and regulations relating to the Plan (including rules governing its own operations) or make individual decisions as questions arise, or both;

                  (f) correct any defect, supply any omission or reconcile any inconsistency in the Plan;

                  (g) amend the Plan to reflect changes in applicable law;

                  (h) delegate to one or more officers of the Corporation or a Subsidiary some or all of its authority under the Plan;

                  (i) employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and rely upon any opinion or computation received therefrom;

                  (j) make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

         1.2.3 The determination of the Compensation Committee on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

         1.2.4 No member of the Compensation Committee shall be liable for any action or determination made in good faith, and the members of such Committee shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's articles of incorporation and bylaws as amended from time to time. In the performance of its responsibilities with respect to the Plan, such Committee shall be entitled to rely upon information and advice furnished by the Corporation's officers, the Corporation's accountants, the Corporation's counsel and any other party such Committee deems necessary, and no member of such Committee shall be liable for any action taken or not taken in reliance upon any such advice.

1.3      Persons Eligible for Awards

         Awards under the Plan may be made to such directors, officers and other employees of the Employers (including prospective employees conditioned on their becoming employees) and to such Consultants to the Employers (collectively, "eligible persons") as the Compensation Committee in its discretion shall select.

1.4      Types of Awards Under Plan

         Awards may be made under the Plan in the form of (a) Incentive Stock Options (within the meaning of Section 422 of the Code), (b) Non-Qualified Stock Options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, (f) restricted stock units and (g) other stock-based compensation, all as more fully set forth in Article II. No Incentive Stock Option may be granted to a person who is not an employee of an Employer on the date of grant.

1.5      Shares Available for Awards

         1.5.1 The maximum number of shares of Common Stock that may be issued pursuant to this Plan is 2,100,000 shares, subject to shareholder approval. This includes 1,319,817 shares which as of the Effective Date are available for grants or subject to outstanding awards under Prior Plans, and which may be issued under this Plan only as provided in Section 1.5.3 below. If the Plan is not submitted to and approved by the shareholders by December 31, 2002, the maximum number of shares of Common Stock that may be issued pursuant to this Plan shall be reduced to 25,000 shares. Such maximum number and such reduced maximum number each are subject to adjustment in accordance with Section 1.5.6. Shares issued pursuant the Plan may be authorized but unissued shares or reacquired shares, including shares purchased on the open market.

         1.5.2 If any Award is canceled or forfeited, or terminates for any other reason without all of the shares covered thereby being issued or settled in cash, then the shares as to which the Award is canceled or forfeited or so terminates may again be awarded pursuant to the Plan. Restricted shares issued under this Plan that are repurchased by the Corporation, pursuant to an exercise of its repurchase rights under the applicable Plan Agreement, for the same price for which they were sold to the grantee, shall be deemed forfeited for purposes of the foregoing and be available for reissuance pursuant to subsequent Awards. If previously acquired shares of Common Stock are delivered to the Corporation in full or partial payment of the exercise price for the exercise of an option granted under this Plan, the number of shares available for future Awards under this Plan shall be reduced only by the net number of shares issued upon the exercise of the option. Awards that may be satisfied either by the issuance of shares or by cash or other consideration shall be counted against the maximum number of shares that may be issued under this Plan, even though the Award ultimately is satisfied by the payment of consideration other than shares, as, for example, when an option is granted in tandem with a stock appreciation right that is settled by a cash payment of the stock appreciation. However, Awards will not reduce the number of shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares, as, for example, a stock appreciation right that may be satisfied only by the payment of cash.

         1.5.3 As of the Effective Date, 1,319,817 shares of Common Stock are available for future grants or subject to outstanding grants under Prior Plans. These shares shall be available for issuance under this Plan only when and to the extent they cease to be subject to issuance under the Prior Plans, whether due to the termination of the Prior Plan or, in the case of shares covered by grants that remain outstanding when the Prior Plan terminates, due to the cancellation, forfeiture or other termination of the grant without all of the shares covered thereby being issued or settled in cash. For this purpose, if previously acquired shares of Common Stock are delivered to the Corporation in full or partial payment of the exercise price for shares covered by an option granted under a Prior Plan, only the excess of the number of shares in respect of which the option is exercised over the number of shares so delivered shall be deemed to have been issued under the Prior Plan.

         1.5.4 Shares of Common Stock issued in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of an unrelated entity shall not reduce the maximum number of shares available for issuance under this Plan, even if the shares are issued pursuant to replacement Awards granted under this Plan, provided such settlement, assumption or substitution is made in connection with an Employer's acquisition of such unrelated entity or an interest in such unrelated entity.

         1.5.5 In no event may any eligible person be granted Awards in any calendar year with respect to more than 50,000 shares of Common Stock, subject to adjustment from time to time in accordance with Section 1.5.6. The Compensation Committee shall calculate and apply such limit in a manner consistent with Section 162(m) of the Code.

         1.5.6 Subject to any required action by the shareholders of the Corporation, the number of shares of Common Stock covered by each outstanding Award, the number of shares available for Awards, the number of shares that may be subject to Awards to any one eligible person, and the price per share of Common Stock covered by each such outstanding Award shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock, the record date for which is after the Effective Date, and which is effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. After any adjustment made pursuant to this Section 1.5.6, the number of shares subject to each outstanding Award shall be rounded to the nearest whole number.

         1.5.7 Except as provided in this Section 1.5 and in Section 2.3.8, there shall be no limit on the number or the value of the shares of Common Stock that may be subject to Awards to any individual under the Plan.

                                   ARTICLE II
                                   ----------
                              Awards under the Plan
                              ---------------------

2.1      Agreements Evidencing Awards

         Each Award granted under the Plan (except an Award of unrestricted stock) shall be evidenced by a written agreement ("Plan Agreement") which shall contain such provisions as the Compensation Committee in its discretion deems necessary or desirable. By accepting an Award pursuant to the Plan, a grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2      No Rights as a Shareholder

         No grantee of an option or stock appreciation right (or other person having the right to exercise such Award) shall have any of the rights of a shareholder of the Corporation with respect to shares subject to such Award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5.6, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.3 Grant of Stock Options, Stock Appreciation Rights and Dividend Equivalent Rights

         2.3.1 The Compensation Committee may grant Incentive Stock Options and Non-Qualified Stock Options (collectively, "options") to purchase shares of Common Stock from the Corporation, to such eligible persons, in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine in its discretion, subject to the provisions of the Plan. The grantee and the Corporation shall enter into separate Plan Agreements for Incentive Stock Options and Non-Qualified Stock Options. At any time and from time to time, the grantee and the Corporation may agree to modify a Plan Agreement in order that an Incentive Stock Option may be converted to a Non-Qualified Stock Option.

         2.3.2 The Compensation Committee may grant stock appreciation rights to such eligible persons, in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a Non-Qualified Stock Option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an Incentive Stock Option may be granted only at the time of grant of such option.

         2.3.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Corporation an amount equal to (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the Plan Agreement (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Except as otherwise provided in the applicable Plan Agreement, payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, as the Compensation
Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

         2.3.4 Each Plan Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Corporation upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its discretion; provided, however, that the option exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

         2.3.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the Award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Compensation Committee in its discretion; provided, however, that no Incentive Stock Option (or a stock appreciation right granted in connection with an Incentive Stock Option) shall be exercisable more than 10 years after the date of grant.

         2.3.6 The Compensation Committee may in its discretion include in any Plan Agreement with respect to an option (the "original option") a provision that an additional option (the "additional option") shall be granted to any grantee who, pursuant to Section 2.4.3(b), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement also shall provide that the exercise price of the original option shall be no less than the Fair Market Value of a share of Common Stock on its date of grant and that any shares that are delivered pursuant to Section 2.4.3(b) in payment of such exercise price shall have been held for at least six months.

         2.3.7 If the aggregate Fair Market Value (determined as of the time the options are granted) of the stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Employers are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under

Section 422 of the Code, the options creating such excess (in reverse chronological order, starting with the options having the latest date of grant) shall be treated as Non-Qualified Stock Options.

         2.3.8 Notwithstanding the provisions of Sections 2.3.4 and 2.3.5, to the extent required under Section 422 of the Code, an Incentive Stock Option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her Employer or of its parent or subsidiary corporations (as such ownership may be determined for purposes of Section 422(b)(6) of the Code) unless (a) at the time such Incentive Stock Option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the Incentive Stock Option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

         2.3.9 The Compensation Committee, in its sole discretion, may include a provision in the Plan Agreement for any Non-Qualified Stock Option that provides for a cash payment, by the Corporation or employing Subsidiary to the grantee, as soon as practicable after the exercise thereof, of an amount equal to all or a portion of the tax benefit to be received by the Corporation or its Subsidiaries attributable to the federal income tax deduction resulting from the exercise of such Non-Qualified Stock Option.

2.4      Exercise of Options and Stock Appreciation Rights

         2.4.1 Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

         2.4.2 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Corporation, on such form and in such manner as the Compensation Committee shall prescribe.

         2.4.3 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Corporation) for the full option exercise price; or (b) unless the applicable Plan Agreement provides otherwise, by delivery of shares of Common Stock acquired at least six months prior to the option exercise date and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Corporation) for any remaining portion of the full option exercise price; or (c) at the discretion of the Compensation Committee and to the extent permitted by law, by such other provision as the Compensation Committee may from time to time prescribe.

         2.4.4 Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Corporation shall, subject to the provisions of Section 3.2 (relating to certain tax withholding requirements), deliver to the grantee or to such other person as may then have the right to exercise the Award, a certificate or certificates for the shares of Common Stock for which the Award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Corporation to deliver the certificate(s) to the optionee's stockbroker.

2.5      Termination of Continuous Status

         2.5.1 Upon termination of the grantee's Continuous Status other than for Cause, and other than by reason of the grantee's death or Disability, the grantee of an option or stock appreciation right may exercise the same within such period of time as is specified in the applicable Plan Agreement to the extent that he or she is entitled to exercise it on the date of such termination (but in no event later than the expiration of the term of such option or stock appreciation right as set forth in such Plan Agreement). In the absence of a specified time in the Plan Agreement, such option or stock appreciation right shall remain exercisable for three months following such termination. If, on the date of termination, the grantee is not entitled to exercise such option or stock appreciation right in full, the shares subject to the unexercisable portion thereof shall revert to the Plan. If, after termination, the grantee does not exercise such option or stock appreciation right within the applicable time period or such longer period as the Compensation Committee may allow, such option or stock appreciation right shall terminate, and the shares covered thereby shall revert to the Plan. Notwithstanding the above, in the event the Corporation is involved in a merger as a result of which grantees are precluded from selling shares of the acquiring or successor company until the publication of financial results covering post-merger combined operations ("Pooling Restrictions"), options held by grantees subject to such Pooling Restrictions shall remain exercisable until five business days after the expiration of such Pooling Restrictions (but not beyond the original term of the option), notwithstanding an earlier termination of such grantee's Continuous Status.

         2.5.2 Notwithstanding the above, in the event of a grantee's change in status from one relationship with the Employers to another, the grantee's Continuous Status shall not automatically terminate solely as a result of such change in status. In the event a grantee ceases to be an employee but retains Continuous Status, an Incentive Stock Option held by that grantee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option three months and one day following such termination of employment.

         2.5.3 Upon termination of a grantee's Continuous Status as a result of the grantee's Disability, the grantee of an option or stock appreciation right may exercise the same at any time within twelve months from the date of termination (or within such longer or shorter period of time as the applicable Plan Agreement may specify or such longer period of time as the Compensation Committee may allow), but only to the extent that the grantee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the option or stock appreciation right as set forth in the applicable Plan Agreement). If, on the date of termination, the grantee is not entitled to exercise such option or stock appreciation right in full, the shares subject to the unexercisable portion thereof shall revert to the Plan. If, after termination, the grantee does not exercise such option or stock appreciation right within the applicable time period or such longer period as the Compensation Committee may allow, such option or stock appreciation right shall terminate, and the shares covered thereby shall revert to the Plan.

         2.5.4 In the event of the grantee's death, an option or stock appreciation right may be exercised at any time within twelve months following the date of death (or within such longer or shorter period of time as the applicable Plan Agreement may specify or such longer period of time as the Compensation Committee may allow), but only to the extent that the grantee was entitled to exercise the same on the date of his or her death, and in no event later than the expiration of the term of the option or stock appreciation right as set forth in the applicable Plan Agreement. If, at the time of death, the grantee was not entitled to exercise such option or stock appreciation right in full, the shares subject to the unexercisable portion thereof shall immediately revert to the Plan. If, after death, such option or stock appreciation right is not exercised within the applicable time period or such longer period as the Compensation Committee may allow, such option or stock appreciation right shall terminate, and the shares covered thereby shall revert to the Plan. If the grantee's estate or a person who acquired the right to exercise the option by bequest or inheritance does not exercise the option with the time specified herein, the option shall terminate, and the Shares covered by such option shall revert to the Plan.

         2.5.5 Any exercise of an option or stock appreciation right following the grantee's death shall be made only by the grantee's beneficiary, or by the legatee thereof under the grantee's last will if no validly designated beneficiary survives the grantee and such will specifically disposes of such Award, or by the grantee's personal representative if no validly designated beneficiary and no such specific legatee survives the grantee. If a grantee's beneficiary, specific legatee or personal representative shall be entitled to exercise any option or stock appreciation right pursuant to the preceding sentence, such beneficiary, specific legatee or personal representative shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee.

         2.5.6 Anything herein to the contrary notwithstanding, no option or stock appreciation right may be exercised after the grantee's Continuous Status is terminated or deemed to have been terminated for Cause as provided in Section 4.3.

2.6      Grant of Restricted Stock

         2.6.1 The Compensation Committee may grant restricted shares of Common Stock to such eligible persons, in such amounts, and subject to such terms and conditions as the Compensation Committee shall determine in its discretion, subject to the provisions of the Plan. Awards of restricted stock may be made independently of or in connection with any other Award under the Plan. In addition, such Awards may be made in combination with awards under other incentive plans of the Corporation, and any performance goals and standards adopted for purposes of such other plans may be incorporated and applied for purposes of the Award as conditions which must satisfied in order for the shares covered by the Award to become nonforfeitable and transferable. The grantee of a restricted stock Award shall have no rights with respect to such Award unless such grantee (i) accepts the Award within such period as the Compensation Committee shall specify by executing a Plan Agreement in such form as the Compensation Committee shall determine and (ii) makes payment to the Corporation by certified or official bank check (or the equivalent thereof acceptable to the Corporation) of the purchase price, if any, for the shares covered by the Award in such amount as the Compensation Committee may determine.

         2.6.2 Promptly after a grantee accepts a restricted stock Award, the Corporation shall issue in the grantee's name a certificate or certificates for the shares of Common Stock covered by the Award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the nontransferability restrictions and Corporation repurchase rights described in Sections 2.6.4 and 2.6.5 and to such other restrictions and conditions as the Compensation Committee in its discretion may include in the applicable Plan Agreement.

         2.6.3 Unless the Compensation Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Corporation until such shares are free of any restrictions specified in the applicable Plan Agreement.

         2.6.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, except as specifically provided in this Plan or the applicable Plan Agreement. The Compensation Committee shall specify in the applicable Plan Agreement the date or dates and the conditions (which may depend upon or be related to the attainment of performance goals, maintaining Continuous Status and other conditions) on which the foregoing transfer restrictions shall lapse and the restricted stock shall vest. Unless the applicable Plan Agreement provides otherwise, additional shares of Common Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

         2.6.5 Except as otherwise specified in the applicable Plan Agreement, shares covered by an Award of restricted stock shall be forfeited if and when, during the restricted period as to such shares, and prior to the vesting of such shares, the grantee's Continuous Status terminates or any condition to which the vesting of such shares is subject can no longer be satisfied. It is contemplated that a Plan Agreement (i) may provide for the grantee to vest as to a pro rata portion of an Award of restricted stock if the termination of his or her Continuous Status is due to death, Disability or retirement after age 62 and completing five years of service, (ii) may permit the grantee, in the event of a Change of Control of the Corporation occurring during the applicable restricted period, to elect to become vested as to a pro rata portion of an Award of restricted stock and to forfeit the balance of the Award, and (iii) may provide for an Award to become fully vested in certain events upon the occurrence of a Change of Control. In all events, however, shares covered by an Award of restricted stock shall be forfeited if, during the restricted period as to such shares, the grantee's Continuous Status is terminated for Cause.

         2.6.6 If and when shares covered by an Award of restricted stock are forfeited, the grantee shall be deemed to have resold such shares to the Corporation at the lesser of the purchase price paid by the grantee (such purchase price shall be deemed to be zero dollars if no purchase price was paid) or the Fair Market Value of such shares on the date of such forfeiture. The Corporation shall pay such amount to the grantee as soon as is administratively practical. Such shares shall cease to be outstanding, and shall no longer confer on the grantee any rights as a stockholder of the Corporation, from and after the date of such forfeiture.

         2.6.7 Except as otherwise provided in the applicable Plan Agreement or an agreement entered into pursuant to Section 2.10, at the end of the period during which shares covered by an Award of restricted stock are subject to forfeiture or restrictions on transfer, any of such shares that have not been forfeited shall become nonforfeitable and fully transferable.

2.7      Grant of Restricted Stock Units

         2.7.1 The Compensation Committee may grant Awards of restricted stock units to such eligible persons, in such amounts, and subject to such terms and conditions as the Compensation Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other Award under the Plan.

         2.7.2 At the time of grant, the Compensation Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee's Continuous Status for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and canceled. The Compensation Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an Award of restricted stock units.

         2.7.3 At the time of grant, the Compensation Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. Such date may be later than the vesting date or dates of the Award. On the maturity date, the Corporation shall transfer to the grantee one unrestricted, fully transferable share of Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Compensation Committee shall specify the purchase price, if any, to be paid by the grantee to the Corporation for such shares of Common Stock.

2.8      Other Stock-Based Awards

         The Board may authorize other types of stock-based Awards (including the grant of unrestricted shares), which the Compensation Committee may grant to such eligible persons, and in such amounts and subject to such terms and conditions, as the Compensation Committee shall in its discretion determine, subject to the provisions of the Plan. Such Awards may entail the transfer of actual shares of Common Stock to grantees, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.9      Grant of Dividend Equivalent Rights

         The Compensation Committee may in its discretion include in the Plan Agreement with respect to any Award a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid on the shares of Common Stock covered by such Award, during the time such Award is outstanding and unexercised, if such shares were then outstanding. In the event such a provision is included in a Plan Agreement, the Compensation Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise or vesting of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Compensation Committee shall deem appropriate.

2.10     Deferral

         If permitted by the Compensation Committee, a grantee may elect to enter into a written agreement with his or her Employer providing for the deferral of any form of payment hereunder (whether in the form of cash or Common Stock), subject to such terms and conditions as the Committee may deem appropriate.

2.11     Right of Recapture

         If at any time within one year after the date on which a grantee exercises an option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a grantee in connection with any other stock-based Award (each of which events is a "Realization Event"), (a) the grantee's Continuous Status is terminated for Cause or (b) the grantee engages in any activity which the Compensation Committee determines (i) was deliberate and (ii) resulted in and was intended to result in demonstrable material harm to the Corporation or any Subsidiary, then any gain ("Gain") realized by the grantee from the Realization Event shall be paid by the grantee to the Corporation upon notice from the Corporation. Such Gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Employers shall have the right to offset such Gain against any amounts otherwise owed to the grantee by the Employers (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

                                   ARTICLE III
                                   -----------
                                  Miscellaneous
                                  -------------

3.1      Amendment of the Plan; Modification of Awards

         3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any Award theretofore made under the Plan without the consent of the grantee (or, after the grantee's death, the person having the right to exercise the Award). For purposes of this Section 3.1, any action of the Board or the Compensation Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any grantee.

         3.1.2 Shareholder approval of any amendment shall be obtained to the extent necessary to comply with Section 422 of the Code (relating to Incentive Stock Options) or other applicable law or regulation.

         3.1.3 The Compensation Committee may amend any outstanding Plan Agreement (including, without limitation, an amendment which would accelerate the time or times at which the Award becomes unrestricted or may be exercised) or may waive or amend any goals, restrictions or conditions set forth in the Plan Agreement. However, any such amendment (other than an amendment pursuant to Section 3.10, relating to dissolution, liquidation or merger of the Corporation) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding Award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the Award).

3.2      Tax Withholding

         3.2.1 As a condition to the receipt of any shares of Common Stock pursuant to any Award or the lifting of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Employers relating to an Award (including, without limitation, FICA tax), the Employers shall be entitled to require that the grantee remit to the Employers an amount sufficient in the opinion of the Employers to satisfy such withholding obligation.

         3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of Common Stock, then, unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Employers withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld; provided, however, that the Compensation Committee need not allow shares to be withheld in an amount that exceeds the minimum statutory withholding rates, including payroll taxes. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3      Nonassignability

         Except to the extent otherwise provided in the applicable Plan Agreement, no Award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such Awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.4      Requirement of Notification of Election Under Section 83(b) of the Code

         If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such grantee shall notify the Corporation of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

3.5      Requirement of Notification Upon Disqualifying Disposition Under
Section 421(b) of the Code

         If any grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Corporation of such disposition within 10 days thereof.

3.6      Right of Discharge Reserved

         Nothing in the Plan shall confer upon any employee of the Corporation or any Subsidiary any right to continued employment with the Corporation or such Subsidiary or interfere in any way with the right of the Corporation or such Subsidiary to terminate the employment of any of its employees at any time, with or without cause, in accordance with applicable laws and any applicable employment agreement.

3.7      Nature of Payments

         3.7.1 Any and all grants of Awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Employers by the grantee.

         3.7.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Employers or under any agreement between an Employer and the grantee, unless such plan or agreement specifically provides otherwise.

3.8      Non-Uniform Determinations

         The Compensation Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Compensation Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan Agreements, as to (a) the persons to receive Awards under the Plan, (b) the terms and provisions of Awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 4.7.

3.9      Other Payments or Awards

         Nothing contained in the Plan shall be deemed in any way to limit or restrict the Employers from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.10     Provisions Applicable Upon Change of Control

         3.10.1 Except as otherwise specified in the applicable Plan Agreement, if a Change of Control occurs after the grant of an option or stock appreciation right hereunder, such Award shall continue in effect according to its terms or, if there is a successor employer, there shall be substituted for such option or right an equivalent option or right relating to the stock of the successor employer or a parent of the successor employer. In the event the grantee's Continuous Status is terminated by his or her Employer or its successor without cause, as defined for purposes of any written agreement under which the grantee is employed by such Employer or its successor, or by the grantee for good reason, as defined for purposes of any such agreement, prior to the end of the employment term provided in any such agreement, the option or right or the substitute option or right shall become and remain fully exercisable for the remainder of the term thereof, notwithstanding such termination of Continuous Status.

         3.10.2 Except as otherwise specified in the applicable Plan Agreement, if a Change of Control occurs after the grant of restricted stock hereunder, such Award shall continue in effect according to its terms or, if there is a successor employer, there shall be substituted for the restricted stock covered by such Award restricted stock of the successor employer or a parent of the successor employer having the same value, as of the effective date of such Change of Control, as the restricted stock of the predecessor for which it is substituted. In the event the grantee's Continuous Status is terminated by his or her Employer or its successor without cause, as defined for purposes of any written agreement under which the grantee is employed by such Employer or its successor, or by the grantee for good reason, as defined for purposes of any such agreement, prior to the end of the employment term provided in any such agreement, such restricted stock or substituted restricted stock shall become and remain fully vested and transferable, notwithstanding such termination of Continuous Status.

         3.10.3 Nothing contained in the Plan shall be construed to give a grantee the right to enjoin the Corporation or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on Awards made under the Plan. Any right of a grantee, beneficiary or other person respecting such a corporate action shall be limited to a claim for actual damages and attorneys fees.

3.11     Section 162(m)

         If this Plan is subject to Section 162(m) of the Internal Revenue Code, it is intended that the Plan meet all of the requirements of such section so that options and stock appreciation rights granted hereunder and, if determined by the Compensation Committee, restricted stock and restricted stock units granted hereunder shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not permit the Plan to comply with such section, such provision shall be construed or deemed amended to conform to the requirements of such section; provided that no such construction or amendment shall have an adverse impact on the economic value to the grantee of any Award previously granted hereunder.

3.12     Successors and Assigns

         Awards under the Plan shall be binding upon and inure to the benefit of the successors and assigns of the Corporation and its Subsidiaries. In the event of a sale of substantially all of the assets of the Corporation or a Subsidiary, or a merger, consolidation or share exchange involving the Corporation, all obligations of the Corporation or such Subsidiary under the Plan with respect to Awards granted hereunder shall be binding on the successor to the transaction. Employment of a grantee with such successor shall be considered employment with the Corporation or such Subsidiary for purposes of the Plan.

3.13     Designation of Beneficiary

         A grantee may designate a beneficiary or beneficiaries to receive any payments which may be made following the grantee's death. Such designation may be changed or canceled at any time without the consent of such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Compensation Committee and shall not be effective until received by the Compensation Committee. If a grantee does not designate a beneficiary, or if the designated beneficiary or beneficiaries predecease the grantee, any payments which may be made following the grantee's death shall be made to the grantee's estate.

3.14     Settlement by Subsidiaries

         Settlement of Awards held by employees of a Subsidiary shall be made by and at the expense of the Subsidiary.

3.15     Expenses

         The costs and expenses of administering the Plan shall be borne by the Corporation.

3.16     Arbitration

         To the extent any determination of the Compensation Committee relating to an Award is challenged as nonbinding, arbitrary and capricious or otherwise subject to judicial review, the parties to the Award (the grantee or his or her assignee, beneficiary, legatee, guardian or personal representative being one of the parties, and any or all of the Corporation, the employing Subsidiary, any Successor to the Corporation or the employing Subsidiary, and the Compensation Committee being the other party) shall be required to have the challenge settled through binding arbitration pursuant to the American Arbitration Association's rules of commercial arbitration which are then in effect. The location of all arbitration proceedings shall be Indianapolis, Indiana. One arbitrator shall be selected by the parties and shall be a current or former executive officer (vice president or higher) of a publicly-traded corporation. In the event the parties are unable mutually to agree upon a person to act as the arbitrator, or in the event a mutually-agreed upon arbitrator shall fail to accept the appointment by the parties, the parties jointly shall request from the American Arbitration Association a list of the names of five persons who would be qualified to act as an arbitrator under this section. The selection of the final arbitrator then shall be achieved by each party alternately striking a name, with the party consisting of those aligned against the grantee (or his or her assignee, beneficiary, legatee, guardian or personal representative) going first, until one name remains. In the event the parties mutually agree that the five names submitted by the American Arbitration Association are unsatisfactory, they jointly may request a second list of five names from the American Arbitration Association and final selection shall be achieved through the procedure set out herein. The decision of the arbitrator shall be final and binding upon both parties, and any award entered by the arbitrator shall be final, binding and non-appealable and judgment may be entered thereon by either party in accordance with the applicable law in any court of competent jurisdiction. The arbitrator shall not have authority to modify any provision of this Plan, to award any benefit in a form not authorized under this Plan and the applicable Plan Agreement, or to review any exercise by the Compensation Committee of its discretionary authority under the Plan otherwise than on grounds of its being arbitrary and capricious or constituting an abuse of discretion. The Corporation shall be responsible for all of the reasonable expenses of the American Arbitration Association, the arbitrator and the conduct of the selection and the arbitration procedures set forth in this clause, including reasonable attorneys' fees and expenses incurred by either party which are associated with the arbitration procedure through the time the final arbitration decision or award is rendered. This arbitration provision shall be specifically enforceable.

3.17     Section Headings

         The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.18     Effective Date and Term of Plan

         3.18.1 The Plan was adopted by the Board and became effective on January 16, 2002 (the "Effective Date").

         3.18.2 Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of Incentive Stock Options shall terminate on January 15, 2012, and no Incentive Stock Option Awards shall thereafter be made under the Plan. All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.19     Governing Law

         All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Indiana, without giving effect to principles of conflict of laws.

                                   ARTICLE IV
                                   ----------
                                   Definitions
                                   -----------

4.1 "Award" means a grant made under this Plan of Incentive Stock Options, Non-Qualified Stock Options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units, or other stock-based compensation.

4.2      "Board" means the Board of Directors of the Corporation.

4.3 "Cause," when used in connection with termination of a grantee's employment or Continuous Status, shall have the meaning set forth in any then-effective employment agreement between the grantee and his or her Employer. In the absence of such an employment agreement provision, "Cause" means: (a) conviction of any crime (whether or not involving an Employer) constituting a felony in the jurisdiction involved; (b) engaging in any substantiated act involving moral turpitude; (c) engaging in any act which, in each case, subjects, or if generally known would subject, an Employer to public ridicule or embarrassment;
(d) material violation of his or her Employer's policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (e) serious neglect or misconduct in the performance of the grantee's duties for his or her Employer or willful or repeated failure or refusal to perform such duties. The Compensation Committee shall have the right to determine whether the termination of a grantee's employment or Continuous Status is a dismissal for Cause and the date of termination in such a case, which date the Compensation Committee may deem to be the date of the action that is Cause for dismissal. Such determinations of the Compensation Committee shall be final, binding and conclusive.

4.4 "Change of Control" means, with reference to an Award hereunder, the first of the following to occur after the date of grant thereof:

         (a) The acquisition by any individual, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that the following acquisitions of common stock shall not constitute a Change of
Control: (i) any acquisition directly from the Corporation [excluding an acquisition by virtue of the exercise of a conversion privilege by one or more Persons acting in concert, and excluding an acquisition that would be a Change of Control under (c) below], (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation or other entity controlled by the Corporation, (iv) any acquisition by any corporation or other entity pursuant to a reorganization, merger or consolidation which would not be a Change of Control under (c) below; or (v) any acquisition by an Exempt Person; or

         (b) Individuals who, as of such date of grant, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such beginning whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened "election contest" or other actual or threatened "solicitation" (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) of proxies or consents by or on behalf of a person other than the Incumbent Board; or

         (c) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation, unless, following such reorganization, merger, share exchange or consolidation, (i) 75% or more of, respectively, the then outstanding shares of common stock of the corporation or other entity resulting from such reorganization, merger, share exchange or consolidation and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger, share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, share exchange or consolidation, (ii) no Person (excluding the Corporation, any Exempt Person, any employee benefit plan (or related trust) of the Corporation or such corporation or other entity resulting from such reorganization, merger, share exchange or consolidation and any person beneficially owning, immediately prior to such reorganization, merger, share exchange or consolidation, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation or other entity resulting from such reorganization, merger, share exchange or consolidation or the combined voting power of the then outstanding voting securities of such corporation or other entity, entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation or other entity resulting from such reorganization, merger, share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, share exchange or consolidation; or

         (d) Approval by the shareholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation or other entity, with respect to which following such sale or other disposition, (A) 75% or more of, respectively, the then outstanding shares of common stock of such corporation or other entity and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation, any Exempt Person, any employee benefit plan (or related trust) of the Corporation or such corporation or other entity and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation or other entity or the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation or other entity were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation; or

         (e) The occurrence of one transaction or a series of transactions, which has the effect of a divestiture by the Corporation of 25% or more of the combined voting power of the outstanding voting securities of First Indiana Bank; or

         (f) The occurrence of any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of First Indiana Bank (other than to the Corporation or one or more Exempt Persons).

4.5      "Compensation Committee" means the Compensation Committee of the Board.

4.6 "Consultant" means any person, including an advisor, who is engaged by an Employer to render services on a regular or periodic basis and who is compensated for such services.

4.7 "Continuous Status" means that the Grantee's relationship with the Employers as a director, officer, employee or Consultant, is not interrupted or terminated. Continuous Status shall not be considered interrupted in the case of transfers between locations of an Employer, or between Employers, or from an Employer to any successor. The Compensation Committee in its discretion may determine (a) whether any leave of absence constitutes a termination of Continuous Status for purposes of the Plan, (b) the impact, if any, of any such leave of absence on Awards theretofore made under the Plan, and (c) when a change in a Consultant's association with the Employers constitutes a termination of Continuous Status for purposes of the Plan. For purposes of Incentive Stock Options, no leave of absence may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence is not so guaranteed, then on the 181st day of such leave any Incentive Stock Option held by the grantee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

4.8 "Disability" means, with respect to any termination of Continuous Status, any physical or mental impairment of a grantee which (i) prevents the grantee from doing any substantial gainful activity for which he or she is fitted by education, training or experience, and (ii) is expected to last at least 12 months from the date of such termination of Continuous Service or to result in death within such period of 12 months.

4.9 "Exempt Descendant" means any child, grandchild or other descendant of Robert H. McKinney, or any spouse of any such child, grandchild or other descendant, including in all cases adoptive relationships.

4.10 "Exempt Person" means (i) Robert H. McKinney; (ii) Arlene A. McKinney;
(iii) any Exempt Descendant; (iv) any corporation, partnership, trust or other organization a majority of the beneficial ownership interest of which is owned directly or indirectly by one or more of Robert H. McKinney, Arlene A. McKinney or any Exempt Descendant; (v) any estate or other successor-in-interest by operation of law of Robert H. McKinney, Arlene A. McKinney or any Exempt Descendant; and (vi) with reference to an issuer, any group within the meaning of Rule 13d-5(b) under the Exchange Act, if the majority of the shares of such issuer beneficially owned by such group is attributable to shares of such issuer which would be considered beneficially owned by individuals and entities described in (i) through (v) inclusive absent the existence of the group.

4.11 "Fair Market Value" means, with reference to a share of Common Stock and a given day, the per share value of Common Stock on such day, determined as follows.

         (a) If the principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price of Common Stock on such day or, if no reported sale takes place on such day, the average of the high bid and low asked price of Common Stock as reported on such Market for such day ("average price") or, if no such average price can be determined for such day, the most recent reported sale price of Common Stock within the preceding ten business days, or if no such sale shall have occurred, the average price for the most recent business day preceding such day for which an average price can be determined, provided an average price can be determined for any of the ten business days preceding such day;

         (b) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Common Stock on such day (the "average price"), or, if no such average price can be determined for such day, the most recent reported sale price within the preceding ten business days, or, if no such sale shall have occurred, the average price for the most recent business day preceding such day for which an average price can be determined, provided an average price can be determined for any of the ten business days preceding such day; or,

         (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Compensation Committee.

4.12 "Incentive Stock Option" means an option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an Incentive Stock Option shall under no circumstances be considered an Incentive Stock Option.

4.13 "Non-Qualified Stock Option" means any option that is not an Incentive Stock Option.

4.14 "Prior Plans" mean the plans of the Employers under which stock option or restricted stock grants remain outstanding as of the Effective Date, such plans being the First Indiana 1991 Stock Option and Incentive Plan, The Somerset Group, Inc. 1991 Stock Option and Incentive Plan, the First Indiana 1992 Directors Stock Option Plan, the First Indiana 1992 Stock Option Plan, the First Indiana Corporation 1998 Stock Incentive Plan and The Somerset Group, Inc. 1998 Stock Incentive Plan.

4.15 "Subsidiary" means any corporation, partnership or other entity in which the Corporation, directly or indirectly, owns a fifty percent (50%) or greater interest.

                                    Exhibit B
                                       to
                    First Indiana Corporation Proxy Statement

                        [First Indiana Corporation logo]

            Charter of the Audit Committee of the Board of Directors


I.       Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o Monitor the integrity of First Indiana's reporting processes and systems of internal control. Special emphasis should be given to material systems and processes that generate data to management for making business decisions and reporting financial results, including compliance with all rules and regulations governing the company.

         o Monitor the independence and performance of First Indiana's independent auditors and internal auditing department.

         o Provide an avenue of communication between the independent auditors, management, the internal auditing department, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as all First Indiana personnel. The Audit Committee has the ability to retain, at First Indiana's expense, special legal counsel, accountants, or other consultants or experts it deems necessary in the performance of its duties.

II.      Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board of Directors. If an Audit Committee Chair is not designated by the Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

         The Audit Committee shall meet not less than three times annually. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall meet privately in executive session at least annually with the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should be available to meet with the independent auditors quarterly, if requested, to review First Indiana's financial statements and significant findings based upon the auditors limited review procedures.

III.     Audit Committee Responsibilities

         In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices and other operating controls of First Indiana are in accordance with all requirements and are of the highest quality.

         In carrying out these responsibilities, the Audit Committee shall take the following actions:

         Review Procedures
         -----------------

1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and, beginning with the proxy statement for the 2001 annual meeting, have the Charter published in First Indiana's proxy statement at least every three years as required by regulations of the Securities and Exchange Commission.

2. Review, in conjunction with the Board of Directors, First Indiana's annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3. Consider in consultation with management, the independent auditors, and the internal auditors, the integrity of First Indiana's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors, and the internal auditing department together with management's responses including the status of previous recommendations.

4. Review with financial management and the independent auditors, as considered necessary, First Indiana's quarterly financial results prior to the release of earnings and/or First Indiana's quarterly financial statements prior to filing or distribution. Discuss any significant changes to First Indiana's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61.

         Independent Auditors
         --------------------

5. Review the independence and performance of the independent auditors and annually recommend to the Board of Directors the appointment of the independent auditors, approve any discharge of auditors when circumstances warrant, or take or recommend that the Board of Directors take, appropriate action to ensure the independence and objectivity of the independent auditors, when such action is warranted.

6. Review the fees and other significant compensation to be paid to the independent auditors

7. Review and discuss with the independent auditors all significant relationships they have with First Indiana that could impair the auditors' independence or objectivity. In order to facilitate this review, the Audit Committee shall at least annually require a formal written statement from the independent auditors delineating all relationships between the independent auditors and First Indiana.

8. Review the independent auditors' audit plan to see that it is sufficiently detailed and covers any significant areas of concern that the Audit Committee may have.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

10. Consider the independent auditors' judgments about the quality and appropriateness of First Indiana's accounting principles as applied in its financial reporting.

         Internal Audit Department and Legal Compliance
         ----------------------------------------------

11. Review the budget, plan, changes in plan activities, organizational structure, and qualifications of the internal audit department, as needed.

12. Review the appointment, performance, and replacement of the senior internal audit executive.

13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

14. Review with First Indiana's counsel and/or the Corporate Compliance Officer, as considered necessary, any legal matters that could have a significant impact on the organization's financial statements, First Indiana's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

15. Function as the Regulatory Compliance Committee of the Board of Directors, responsible for monitoring First Indiana's compliance management programs and the activities of the Corporate Compliance Officer.

         Other Audit Committee Responsibilities
         --------------------------------------

16. Report annually to shareholders in First Indiana's proxy statement as required by regulations of the Securities and Exchange Commission.

17. Perform any other activities consistent with this Charter, First Indiana's by-laws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

18. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

19. Perform periodically self-assessments of the Audit Committee's performance.

                      [This page intentionally left blank]

                           [First Indiana Bank logo]

                       [Somerset Financial Services logo]

               Principal Subsidiaries of First Indiana Corporation

         Dear Shareholder:

         On the reverse side of this card are instructions on how to vote your shares for the election of directors by telephone or over the Internet. Please consider voting by telephone or over the Internet. Your vote is recorded as if you mailed in your proxy card. We believe voting this way is convenient.

         Thank you for your attention to these matters.

         First Indiana Corporation




                      ELECTRONIC ACCESS TO FUTURE DOCUMENTS

         We are pleased to offer our shareholders the option to access future shareholder communications (for example, annual reports, proxy statements and quarterly earnings reports) from us or on our behalf over the Internet, instead of receiving those documents in print. Participation is completely voluntary. If you give your consent, we will notify you when material is available over the Internet and provide you with the Internet location where the material is available. Once you give your consent, it will remain in effect until you inform us otherwise.

         To give your consent, follow the prompts when you vote by telephone or over the Internet or check the appropriate box located at the bottom of the attached proxy card when you vote by mail.

         Additionally, to enable us to send you shareholder communications via e-mail, please send an e-mail from your preferred e-mail address to investorrelations@firstindiana.com. Please include your full name and postal address and mention in the e-mail that you are requesting e-mail notification. There is no cost to you for this service other than any charges you may incur from your Internet provider, telephone company and/or cable company. E-mail communication will be available for shareholder communications released after June 30, 2002.

         - Please fold and detach card at perforation before mailing. -
--------------------------------------------------------------------------------


[First Indiana Corporation logo]                                          PROXY
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.
1.   ELECTION OF DIRECTORS
     Nominees for a term of three years:
    (01)  Marni McKinney     (02)  Phyllis W. Minott   (03)  Pedro P. Granadillo
    |_|  FOR all nominees    |_|  WITHHOLD authority to vote     |_|  FOR all
         listed above             for all nominees listed             except
                                  above


     To withhold authority to vote for any individual nominee, write that nominee's name or number below:

     ---------------------------------------------------------------

                                                         FOR   AGAINST   ABSTAIN
2.   PROPOSAL TO APPROVE THE CORPORATION'S 2002          |_|     |_|       |_|
     STOCK INCENTIVE PLAN.

3.   PROPOSAL TO RATIFY SELECTION OF KPMG LLP AS
     INDEPENDENT AUDITORS FOR 2002.                      |_|     |_|       |_|

4.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED     |_|     |_|       |_|
     TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING.
     |_| I consent to access future shareholder communications released after June 30, 2002 over the Internet as stated above and in the Proxy Statement.
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                        --------------------------------------------------------
                                          VOTE BY TELEPHONE
                        --------------------------------------------------------
                        Have your proxy card available when you all the Toll-Free number 1-800-542-1160 using a touch-tone telephone. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.
                        --------------------------------------------------------
                                          VOTE BY INTERNET
                        --------------------------------------------------------
                        Have your proxy card available when you access the website www.votefast.com. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.
                        --------------------------------------------------------
                                            VOTE BY MAIL
                        --------------------------------------------------------
                        Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to:
                        Stock Transfer Dept (FI), National City, P.O. Box 92301, Cleveland OH 44193-0900.

--------------------------------------------------------------------------------
   Vote by Telephone       Vote by Internet                Vote by Mail
Call Toll-Free using a  Access the Website and           Return your proxy
   Touch-Tone phone:       Cast your vote:              in the Postage-paid
    1-800-542-1160      http://www.votefast.com          envelope provided
--------------------------------------------------------------------------------
                       Vote 24 hours a day, 7 days a week!
               Your telephone or Internet vote must be received by
               11:59 p.m. Eastern Standard Time on April 29, 2002
                     to be counted in the final tabulation.
  IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.
                ================================================================
                    YOUR CONTROL NUMBER IS:
                ================================================================
                      Proxy must be signed and dated below.
--------------------------------------------------------------------------------
         - Please fold and detach card at perforation before mailing. -
--------------------------------------------------------------------------------
[First Indiana Corporation logo]                                          PROXY
--------------------------------------------------------------------------------
This proxy is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held on April 30, 2002.
The undersigned hereby appoints John W. Wynne and Gerald L. Bepko, and each of them, attorneys-in-fact and proxies, with full power of substitution, to attend the Annual Meeting of Shareholders to be held on April 30, 2002 at 9:00 a.m. E.S.T., and at any adjournments or postponements of the Annual Meeting, and to vote as specified on the reverse all shares of the Common Stock of First Indiana Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting.

                        The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.


                        --------------------------------------------------------
                        Signature(s)

                        --------------------------------------------------------
                        Signature(s)

                        Date:                                             , 2002
                        Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representative capacity.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.